As filed with the Securities and Exchange Commission on April 15, 2015
1933 Act Registration No. 333-141755
1940 Act Registration No. 811-07785

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /
POST-EFFECTIVE AMENDMENT NO. 10 /X/
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /
AMENDMENT NO. 36 /X/
Lincoln Life & Annuity Variable Annuity Account L
(Exact Name of Registrant)
Group Variable Annuity I, II & III
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
(Name of Depositor)
100 Madison Street, Suite 1860
Syracuse, New York 13202
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (315) 428-8400
Robert O. Sheppard, Esquire
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, New York 13202
(Name and Address of Agent for Service)
Copy to:
Mary Jo Ardington, Esquire
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, Indiana 46802
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2015, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on ______________ pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under group flexible
payment deferred variable annuity contracts.

Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III
May 1, 2015
Home Office:
Lincoln Life & Annuity Company of New York (Lincoln New York or Company)
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com
Servicing Office:
Lincoln Life & Annuity Company of New York (Lincoln New York or Company)
PO Box 2340
Fort Wayne, IN 46801-2340
1-800-341-0441
This prospectus describes a group annuity contract and an individual certificate that is issued by Lincoln Life & Annuity Company of New York (LNY), a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Account Value, and as permitted by the Plan, to provide retirement income that a Participant cannot outlive or for an agreed upon time. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. If a Participant dies before the Annuity Commencement Date, we will pay the Beneficiary or Plan a Death Benefit.
If the Contractowner gives certain rights to Plan Participants, we issue active life certificates to them. Participants choose whether Account Value accumulates on a variable or a fixed (guaranteed) basis or both. If a Participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.
All Contributions for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a Participant puts all or some Contributions into one or more of the contract's Subaccounts, the Participant takes all the investment risk on the Account Value and the retirement income. If the selected Subaccounts make money, Account Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected Subaccounts. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.
The available Subaccounts, and the funds in which they invest, are listed below. The Contractowner decides which of these Subaccounts are available under the contract for Participant Allocations. For more information about the fund descriptions, policies and risks of the funds please refer to the Prospectuses for the funds.
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
(formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
AB VPS Growth Portfolio
(formerly AllianceBernstein VPS Growth Portfolio)
American Century Variable Portfolios, Inc.:
Balanced Fund
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager Portfolio
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Portfolio
Janus Aspen Series:
Janus Aspen Global Research Portfolio
Lincoln Variable Insurance Products Trust:
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund
(formerly LVIP BlackRock Emerging Markets RPM Fund)
LVIP BlackRock Inflation Protected Bond Fund
LVIP Clarion Global Real Estate Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Foundation® Aggressive Allocation Fund
LVIP Delaware Foundation® Conservative Allocation Fund
LVIP Delaware Foundation® Moderate Allocation Fund
LVIP Delaware Social Awareness Fund
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LVIP Dimensional U.S. Core Equity 1 Fund
(formerly LVIP Delaware Growth and Income Fund)
LVIP Global Conservative Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Conservative Fund)
LVIP Global Growth Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Growth Fund)
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Moderate Fund)
LVIP Ivy Mid Cap Growth Managed Volatility Fund
(formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund
(formerly LVIP JPMorgan Mid Cap Value RPM Fund)
LVIP Managed Risk Profile 2010 Fund
LVIP Managed Risk Profile 2020 Fund
LVIP Managed Risk Profile 2030 Fund
LVIP Managed Risk Profile 2040 Fund
LVIP Managed Risk Profile 2050 Fund
LVIP Mondrian International Value Fund
LVIP SSgA Bond Index Fund
LVIP SSgA Emerging Markets 100 Fund
LVIP SSgA Global Tactical Allocation Managed Volatility Fund
(formerly LVIP SSgA Global Tactical Allocation RPM Fund)
LVIP SSgA International Index Fund
LVIP SSgA S&P 500 Index Fund**
LVIP SSgA Small-Cap Index Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Templeton Growth Managed Volatility Fund
(formerly LVIP Templeton Growth RPM Fund)
LVIP UBS Large Cap Growth Managed Volatility Fund
(formerly LVIP UBS Large Cap Growth RPM Fund)
Neuberger Berman Advisers Management Trust:
Large Cap Value Portfolio
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio
*	Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
**	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about LNY and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
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Special Terms
In this prospectus, the following terms have the indicated meanings:
Account or Variable Annuity Account (VAA)—The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—At a given time before the Annuity Commencement Date, the value of all Accumulation Units for a contract plus the value of the fixed side of the contract.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date. Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.
Beneficiary—The person or entity designated by the participant to receive any Death Benefit paid if the participant dies before the Annuity Commencement Date.
Contractowner—The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).
Contributions—Amounts paid into the contract.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if a participant dies.
FINRA—Financial Industry Regulatory Authority.
Good Order—The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Lincoln New York (we, us, our, company)—Lincoln Life & Annuity Company of New York (LNY).
Participant—An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.
Participant Year—A 12-month period starting with the date we receive the first contribution on behalf of a Participant and on each anniversary after that.
Plan—The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.
SEC—Securities and Exchange Commission.
Subaccount—The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
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Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The following table describes the fees and expenses that Contractowners or Participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.
Contractowner/Participant Transaction Expenses for GVA I, II & III:
The maximum surrender charge (contingent deferred sales charge) (as a percentage of an Account Value withdrawn):
GVA I	GVA II	GVA III
5%*	6%*	None
*	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charges.
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Annual account fee (per Participant): $25
Systematic withdrawal option fee: $30
The annual fee may be paid by an employer on behalf of Participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.
Separate Account L expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):
Mortality and expense risk charge	1.00%
The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2014. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.21%	1.73%
Net Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.21%	1.59%
*	Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2016.
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EXAMPLES
This Example is intended to help Contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.
The Example assumes that Contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable period:
	1 year	3 years	5 years	10 years
GVA I	$792	$1,396	$2,027	$3,234
GVA II	$894	$1,503	$2,139	$3,483
GVA III	$278	$853	$1,454	$3,080
2) If you do not surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
GVA I	$281	$862	$1,469	$3,109
GVA II	$281	$862	$1,469	$3,109
GVA III	$278	$853	$1,454	$3,080
The expense tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.
For more information, See – Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts – Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, See Distribution of the Contracts.
Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the Contractowner and LNY. It may provide for a fixed annuity and/or a variable annuity. This prospectus primarily describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract.
What is the Variable Annuity Account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a correlating underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How do the contracts work? If we approve the application, we will send the Contractowner a contract. When Participants make Contributions, they buy Accumulation Units. If the Participant decides to receive retirement income payments, we convert Accumulation Units to Annuity Units. Retirement income payments will be based on the number of Annuity Units received and the value of each Annuity Unit on payout days. See – The Contracts and Annuity Payouts.
What charges do I pay under the contract? If Participants in GVA I or GVA II withdraw Account Values, a surrender charge applies of 0-6% of the gross withdrawal amount for all GVA I contracts and for GVA II contracts issued to Plans subject to ERISA, depending on how many participation years the Participant has been in the contract. For GVA II contracts issued to plans that are not subject to ERISA, a surrender charge of 6% applies regardless of the number of participation years. We may reduce or waive surrender charges in certain situations. See – Charges and Other Deductions – Surrender Charge for GVA I and GVA II.
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There is no surrender charge for GVA III.
We charge an annual administration charge of $25 per Participant account. We will deduct any applicable premium tax from Contributions or Account Value at the time the tax is incurred or at another time we choose or a time as required by law.
We apply a charge to the daily net asset value of the VAA and those charges are:
Mortality and expense risk charge	1.00%
The funds investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
What contributions are necessary, and how often? Contributions made on behalf of Participants may be in any amount unless the Contractowner or the plan has a minimum amount. See The Contracts – Contributions.
How will my Annuity Payouts be calculated? If a Participant decides to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if a Participant dies before annuitizing? Depending upon the Plan, the Beneficiary may receive a Death Benefit and have options as to how the Death Benefit is paid. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May Participants transfer Account Value between Subaccounts, and between the VAA and the fixed account? Before the Annuity Commencement Date, yes, subject to the terms of the Plan. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.
May a Participant withdraw Account Value? Yes, during the Accumulation Period, subject to contract requirements, to the restrictions of any Plan, and to certain restrictions under GVA III. See – Charges and Other Deductions. Under GVA III, a Participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the Participant intends to liquidate his or her fixed Account Value. Under GVA III, liquidation of the entire fixed Account Value must be over 5 annual installments. See – Fixed Account Withdrawal/Transfer limits for GVA III. The Contractowner must also approve Participant withdrawals under Section 401(a) Plans and Plans subject to Title I of ERISA. Certain charges may apply. See – Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59½. A withdrawal also may be subject to 20% withholding. See – Federal Tax Matters.
Do Participants get a free look at their certificates? A Participant under a Section 403(b) or 408 plan and certain nonqualified plans can cancel the active life certificate within ten days (in some states longer) of the date the Participant receives the certificate. The Participant needs to give notice to our Servicing Office. See – Return Privilege.
Where may I find more information about Accumulation Unit values? The Appendix to this prospectus provides more information about Accumulation Unit values.
Investment Results
The VAA advertises the annual performance of the Subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.
The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.
Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life
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is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-341-0441. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Fixed Side of the Contract
The portion of the Account Value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the
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1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3%. A Contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete. LNY may vary the way in which it credits interest to the fixed side of the contract from time to time.
ANY INTEREST IN EXCESS OF 3% WILL BE DECLARED IN ADVANCE AT LINCOLN NEW YORK'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3% WILL BE DECLARED.
Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See – Charges and Other Deductions-Fixed Account Withdrawal/Transfer Limits for GVA III.
Variable Annuity Account (VAA)
On July 24, 1996, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.
Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.
Investments of the VAA
The subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.48%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets.
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Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.25% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available fund of funds. Our affiliates may promote the benefits of such funds to contractowners and/or suggest that contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to your under your contract.
Certain of the underlying funds, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser’s risk management strategy depends, in part, on the adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. There is no guarantee that the strategy can achieve or maintain the fund’s optimal risk targets. The fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Certain Plan Sponsors may limit the availability of investment options. Check with your Plan Sponsor if you have questions about the availability of specific funds.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
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AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital. (formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
•	AB VPS Growth Portfolio (Class B): Long-term growth of capital. (formerly AllianceBernstein VPS Growth Portfolio)
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Growth Fund (Class 2): Capital growth.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
•	REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Growth Series (Service Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Asset Manager Portfolio (Initial Class): High total return.
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Growth Portfolio (Initial Class): To achieve capital appreciation.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Global Research Portfolio (Institutional Shares): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.(4)
(formerly LVIP BlackRock Emerging Markets RPM Fund)
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP Delaware Bond Fund (Standard Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)(1): Long-term capital growth
•	LVIP Delaware Foundation® Conservative Allocation Fund (Standard Class)(1): A combination of current income and preservation of capital with capital appreciation.
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•	LVIP Delaware Foundation® Moderate Allocation Fund (Standard Class)(1): Capital appreciation with current income as a secondary objective.
•	LVIP Delaware Social Awareness Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): To maximize long-term capital appreciation. (formerly LVIP Delaware Growth and Income Fund)
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Conservative Fund)
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Growth Fund)
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Moderate Fund)
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund (Standard Class): Capital appreciation.(4) (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.(4) (formerly LVIP JPMorgan Mid Cap Value RPM Fund)
•	LVIP Managed Risk Profile 2010 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2020 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2030 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2040 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2050 Fund (Standard Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.(4) (formerly LVIP SSgA Global Tactical Allocation RPM Fund)
•	LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSgA S&P 500 Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.(2)
•	LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP Templeton Growth Managed Volatility Fund (Standard Class): Long-term capital growth.(4) (formerly LVIP Templeton Growth RPM Fund)
•	LVIP UBS Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.(4)
(formerly LVIP UBS Large Cap Growth RPM Fund)
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Large Cap Value Portfolio (I Class): Long-term growth of capital.
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T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.
•	T. Rowe Price International Stock Portfolio: Long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(2)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
(3)	The fund employs hedging strategies designed to provide for downside protection during sharp downward movements in equity markets.
(4)	The fund employs hedging strategies designed to reduce overall portfolio volatility.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners or participants as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
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•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services and
•	furnishing telephone and electronic fund transfer services.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that more owners than expected will qualify for waivers of the surrender charge;
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Annual Contract Fee
During the accumulation period, we currently deduct $25 (or the balance of the Participant's account, if less) per year from each Participant's Account Value on the last business day of the month in which a Participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a Participant's account if the Participant's account is totally withdrawn. The charge may be increased or decreased.
Surrender Charge for GVA I and GVA II*
Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a Participant's account balance during the accumulation period as follows:
During Participation Year	GVA I	GVA II ERISA	GVA II Non-ERISA
1-5	5%	6%	6%
6	5%	3%	6%
7	4%	3%	6%
8	3%	3%	6%
9	2%	3%	6%
10	1%	3%	6%
11-15	0%	1%	6%
16	0%	0%	6%
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*	There is no surrender charge taken on withdrawals from GVA III.
The surrender charge is imposed on the gross withdrawal amount, and is deducted from the Subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on Death Benefits, or on account balances converted to an Annuity Payout option. For any Participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the Participant's account.
Fixed Account Withdrawal/Transfer Limits for GVA III
GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a Participant may make one withdrawal from the fixed account, or one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.
Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:
Year Request Received by LNY	Percentage of Fixed Account Available Under GVA III
1	20%
2	25%
3	33.33%
4	50%
5	100%
Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional Contributions by a Participant that notifies us of their intention to liquidate their fixed account balance and stop Contributions to the contract.
Waiver of Surrender Charges and Fixed Account Withdrawal/Transfer Limits
Under certain conditions, a Participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the Contractowner may or may not make available under the contracts:
	Standard conditions	Optional conditions
GVA I	the Participant has attained age 59½	the Participant has separated from service with their employer and is at least 55 years of age
	the Participant has died	the Participant is experiencing financial hardship
the Participant has incurred a disability (as defined under the contract)
the Participant has separated from service with their employer
GVA II	the Participant has attained age 59½	the Participant has separated from service with their employer
	the Participant has died	the Participant is experiencing financial hardship
the Participant has incurred a disability (as defined under the contract)
the Participant has separated from service with their employer and is at least 55 years of age
GVA III	the Participant has attained age 59½	the Participant has separated from service with their employer and is at least 55 years of age the Participant has died
the Participant has incurred a disability (as defined under the contract)
the Participant has separated from service with their employer
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Standard conditions	Optional conditions
the Participant is experiencing financial hardship*

*	A GVA III Contractowner has the option not to include the financial hardship condition.
Under GVA I and GVA II, a Contractowner may also elect an optional contract provision that permits Participants to make a withdrawal once each Contract Year of up to 20% of the Participant's account balance without a surrender charge.
A Contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.
Deductions from the VAA for GVA I, II & III for Assumption of Mortality and Expense Risks
Account L separate account expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):
Mortality and expense risk charge	1.00%
This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.
If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.
Special Arrangements
The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where LNY's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of Participants, or the amount or frequency of contributions anticipated; or other support provided by the Contractowner or the plan. In addition, the group Contractowner or the plan may pay the annual administration charge on behalf of the Participants under a contract or by election impose this charge only on Particpants with account balances in the VAA. LNY will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with LNY's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. LNY may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including Participants under other contracts issued through the VAA.
Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.
The Contractowner and Participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Account Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%. Currently, there is no premium tax imposed for New York residents.
Other Charges and Deductions
The mortality and expense risk charge of 1.00% of the contract value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the serices will exceed our revenues from contract charges.
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There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
The Contracts
Purchase of the Contracts
A prospective Contractowner wishing to purchase a contract must apply for it through one of our authorized registered representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the Contractowner either directly or through its registered representative. For Plans that have allocated rights to the Participant, we will issue to each Participant a separate active life certificate that describes the basic provisions of the contract.
Initial Contributions
When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a Participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the Contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity® VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account. The Participant's participation date will be the date we deposited the Participant's Contribution into the pending allocation account.
We will transfer the Account Value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two Valuation Dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund Account Value in the pending allocation account within 105 days of the initial contribution.
Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.
Contributions
Contractowners generally forward Contributions to us for investment. Depending on the Plan, the Contributions may consist of salary reduction Contributions, employer Contributions or post-tax Contributions.
Contributions may accumulate on either a guaranteed or variable basis selected from those Subaccounts made available by the Contractowner.
Contributions made on behalf of Participants may be in any amount unless there is a minimum amount set by the Contractowner or Plan. A contract may require the Contractowner to contribute a minimum annual amount on behalf of all Participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual Contributions under nonqualified plans may be limited by the terms of the contract.
Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover Contributions.
Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a Contribution, we will treat the Contribution as invalid. All allocation and subsequent transfers resulting from the invalid Contributions will be reversed and the party responsible for the invalid Contribution must reimburse us for any losses or expenses resulting from the invalid Contribution.
If your retirement plan is no longer submitting new, payroll deduction contributions to a Lincoln contract, no further purchase payments of any type can be made into your contract/certificate without the express permission of your Plan sponsor. In certain limited exceptions, combining contract values from existing Lincoln contracts may be allowed.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant's Surrender charges may be imposed on your existing contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
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Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Contributions
The Contractowner forwards Contributions to us, specifying the amount being contributed on behalf of each Participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's Subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written Participant instructions and subject to the Plan. The Contribution allocation percentage to the Subaccount's or the fixed account must be in any whole percent.
If we receive your purchase payment from you or your broker-dealer in Good Order at our Servicing Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the Annuity Commencement Date. Allocation of employer contributions may be restricted by the applicable plan.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period. These liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period.
In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
Subject to the terms of a Plan, a Participant may transfer all or a portion of the Participant's account balance from one Subaccount to another, and between the VAA and the fixed account. Under GVA III transfers from the fixed account are subject to special limits. See—Fixed account withdrawals/transfer limits for GVA III.
A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which
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the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under—Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.
A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Participant on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing Office.
Requests for transfers will be processed on the Valuation Date that they are received in Good Order in our customer service center before the end of the Valuation Date (normally 4:00 p.m. New York time). If we receive a transfer request received in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Participants or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Participants who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Participant if that Participant has been identified as a market timer. For each Participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Participant has been identified as a “market timer” under our Market Timing Procedures, we will notify the Participant in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original
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signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Participant even if we cannot identify, in the particular circumstances, any harmful effect from that Participant's particular transfers.
Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Participants determined to be engaged in such transfer activity that may adversely affect other Participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Participants. An exception for any Participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Participants or as applicable to all Participants investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
We do not permit transfers of a Participant's account balance after the Annuity Commencement Date.
Additional Services
There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.
Dollar-cost averaging allows you to transfer a designated amount from certain Subaccounts, or the fixed side of the contract, into one or more Subaccounts on a monthly basis for 1, 2 or 3 years.
The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the Subaccounts. This service is only available for GVA III Participants.
The account sweep service allows you to keep a designated amount in one Subaccount or the fixed account, and automatically transfer the excess to other Subaccounts of your choice.
Portofolio rebalancing is an option that restores to a pre-determined level the percentage of Account Value allocated to each Subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.
Death Benefit Before the Annuity Commencement Date
The payment of Death Benefits is governed by the applicable plan and the tax code. In addition, no payment of Death Benefits provided upon the death of the Participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The Participant may designate a Beneficiary during the Participant’s lifetime and change the Beneficiary by filing a written request with us. Each change of Beneficiary revokes any previous designation.
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If the Participant dies before the Annuity Commencement Date, the Death Benefit paid to the Participant’s designated Beneficiary will be the greater of: (1) the net contributions; or (2) the Participant’s account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the Participant’s death within six months of such death, we pay the Beneficiary the amount in (2).
We determine the value of the Death Benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the Participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.
If a Death Benefit is payable, the Beneficiary may elect to receive payment of the Death Benefit either in the form of a lump sum settlement or an Annuity Payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of Death Benefits. If no election is made within 60 days after we receive satisfactory notice of the Participant’s death, we will pay a lump sum settlement to the Beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.
Payment will be made in accordance with applicable laws and regulations governing payment of Death Benefits.
Under qualified contracts, if the Beneficiary is someone other than the spouse of the deceased Participant, the tax code provides that the Beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the Participant’s death. If a non-spousal Beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the Participant’s death.
If the Beneficiary is the surviving spouse of the deceased Participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the Participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the Beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the Participant.
If the Beneficiary is the spouse of the Participant, then the spouse may elect to continue the contract as the new Participant. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Other rules apply to nonqualified annuities. See “Federal Tax Matters.”
If there is no living named Beneficiary on file with us at the time of a Participant’s death and unless the plan directs otherwise, we will pay the Death Benefit to the Participant’s estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant’s death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the Participant’s death. In such case, the value of the Death Benefit will be determined as of the end of the Valuation Period during which we receive due proof of death, and the lump sum Death Benefit generally will be paid within seven days of that date.
Withdrawals
Before the Annuity Commencement Date and subject to the terms of the Plan, withdrawals may be made from the Subaccounts or the fixed account of all or part of the Participant’s account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.
Converting all or part of the account balance or Death Benefit to an Annuity Payout is not considered a withdrawal.
Under GVA III, special limits apply to withdrawals from the fixed account. See “Charges and Other Deductions – Fixed Account Withdrawal/Transfer Limits for GVA III.”
The account balance available for withdrawal is determined at the end of the Valuation Period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with withdrawals of Account Value. See “Charges and Other Deductions.”
The tax consequences of a withdrawal are discussed later in this booklet. See “Federal Tax Matters.”
Total Withdrawals. Only Participants with no outstanding loans can make a total withdrawal. A total withdrawal of a Participant’s account will occur when (a) the Participant or Contractowner requests the liquidation of the Participant’s entire account balance, or
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(b) the amount requested plus any surrender charge results in a remaining Participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant’s entire account balance.
Any active life certificate must be surrendered to us when a total withdrawal occurs. If the Contractowner resumes Contributions on behalf of a Participant after a total withdrawal, the Participant will receive a new participation date and active life certificate.
Partial Withdrawals. A partial withdrawal of a Participant’s account balance will occur when less than a total withdrawal is made from a Participant’s account.
Systematic Withdrawal Option. Participants who are at least age 59½, are separated from service from their employer, or are disabled, and certain spousal Beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option (“SWO”) under the contract. Payments are made only from the fixed account. Under the SWO a Participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A Participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A Participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.
Required Minimum Distribution Program. Under certain contracts Participants who are at least age 70½ may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The Participant must complete the forms we require to elect this option. We will base our calculation solely on the Participant’s Account Value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-LNY contracts.
Withdrawal Restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction Contributions deposited and earnings credited on any salary reduction Contributions after December 31, 1988, can only be made if the Participant has (1) died; (2) become disabled; (3) attained age 59½; (4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction Contributions under the contracts. For more information on these provisions see “Federal Tax Matters.”
Withdrawal requests for a Participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the Contractowner on behalf of a Participant. All withdrawal requests will require the Contractowner’s written authorization and written documentation specifying the portion of the Participant’s account balance which is available for distribution to the Participant.
For withdrawal requests (other than transfers to other investment vehicles) by Participants under plans not subject to Title I of ERISA and non-401(a) plans, the Participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See “Federal Tax Matters.” A Participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.
Loans
If the Plan permits loans, then during the Participant's accumulation period, the Participant may apply for a loan by completing a loan application that we provide. The Participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the Participant's Plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a Participant loan cannot exceed the lesser of 50% of the Participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a Participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. A Participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loan and loan interest rates is provided in the contract, the active life certificates, and the annuity loan agreement, and is also available from us.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
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•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
We may delay payment from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a Participant's account in the fixed account.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Servicing Office.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Ownership
Contractowners have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a Participant, Beneficiary, or Annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-341-0441.
Annuity Payouts
As permitted by the plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's account balance or the Death Benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.
You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the Participant's account balance or the Beneficiary's Death Benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the Participant or Beneficiary the entire amount in a lump sum.
We may maintain variable annuity payouts in the VAA, or in another separate account of LNY (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the Annuity Commencement Date.
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Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner (or Participant in an allocated contract).
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Non-Life Annuities. Annuity Payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an Annuitant or Beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See – Charges and Other Deductions and Federal Tax Matters.
General Information
Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity Payout options are only available if consistent with the contract, the Plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.
Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in the case of a joint life annuity) will be paid to the Beneficiary as payouts become due.
Annuity Payout Calculation
Fixed Annuity Payouts are determined by dividing the Participant's annuity conversion amount in the fixed account as of the initial Annuity Payout calculation date by the applicable annuity conversion factor (in the contract) for the Annuity Payout option selected.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Participant's annuity conversion amount in the VAA as of the initial Annuity Payout calculation date;
•	The annuity conversion factor contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the retired life certificate with a specific number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each Annuity Payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, Annuity Payouts will decrease. There is a more complete explanation of this calculation in the SAI.
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal
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Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 3.50% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.
Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 3.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2014 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
25

Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.
Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the tax law must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with IRS regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Investments in the VAA Must Be Diversified
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For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered “adequately diversified.”
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
•	Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the plan Participant’s specific circumstances (e.g., the Participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70 ½ or retire, if later as described below.
•	Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 ½. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 70 ½ or retirement.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions (RMDs)
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 ½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 ½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, Lincoln SmartSecurity® Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.
Federal Penalty Tax on Early Distributions from Qualified Retirement Plans
The tax code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the tax law)
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•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Taxation of Death Benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 (“PPA”) permits non-spouse Beneficiary rollovers to an “inherited IRA” (effective January 1, 2007).
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-15 following the Tax Court’s decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Special Considerations for Same-Sex Couples
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
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Nonqualified Annuity Contracts
A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.
Our Tax Status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Participants under Sections 403(b), 408 and certain nonqualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.
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State Regulation
As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service.
Cyber Security
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
Contract Deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety (90) days notice of the deactivation date.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
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Contents of the Statement of Additional Information (SAI)
for Lincoln Life & Annuity Variable Annuity Account L
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Lincoln Life & Annuity Variable Annuity Account L for
Variable Annuity Contracts I, II & III
..
Please send me a free copy of the current Statement of Additional Information for: Lincoln Life & Annuity Variable Annuity Account L for Group Variable Annuity Contracts I, II & III.
(Please Print)
Name:

Address:

City

State

Zip

Mail to Lincoln Life & Annuity Co. of New York, P. O. Box 2340, Fort Wayne, IN 46808.
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Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA’s financial statements and notes which are all included in the SAI. The methodology of determining accumulation unit values may be found in the prospectus (see The Contracts - Valuation of Accumulation Units).
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2005	4.467	4.584	307
2006	4.584	4.919	282
2007	4.919	5.839	361
2008	5.839	3.037	404
2009	3.037	4.604	427
2010	4.604	5.405	349
2011	5.405	4.099	437
2012	4.099	4.595	315
2013	4.595	5.593	305
2014	5.593	5.803	299
ABVPSF Growth and Income(1)
2004	10.317	11.133	5
2005	11.133	11.529	18
2006	11.529	13.352	25
2007	13.352	13.862	34
2008	13.862	8.138	48
2009	8.138	9.696	42
2010	9.696	10.829	55
2011	10.829	11.372	58
2012	11.372	13.200	64
2013	13.200	15.466	67
ABVPSF Growth
2005	7.096	7.842	85
2006	7.842	7.668	89
2007	7.668	8.553	102
2008	8.553	4.861	85
2009	4.861	6.394	86
2010	6.394	7.267	99
2011	7.267	7.265	102
2012	7.265	8.169	109
2013	8.169	10.815	112
2014	10.815	12.096	117
American Century VP Balanced
2005	24.544	25.499	453
2006	25.499	27.673	419
2007	27.673	28.750	383
2008	28.750	22.677	353
2009	22.677	25.927	330
2010	25.927	28.656	325
2011	28.656	29.883	313
2012	29.883	33.078	296
2013	33.078	38.456	281
2014	38.456	41.825	262
American Century VP Inflation Protection(2)
2009	10.378	10.612	3
2010	10.612	11.070	11
2011	11.070	12.285	41
2012	12.285	13.081	62

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Growth
2005	11.311	12.774	44
2006	12.774	15.230	111
2007	15.230	17.318	180
2008	17.318	10.564	193
2009	10.564	14.883	199
2010	14.883	16.465	194
2011	16.465	14.853	188
2012	14.853	18.023	165
2013	18.023	23.050	165
2014	23.050	23.349	159
American Funds Growth
2005	8.220	9.456	1,000
2006	9.456	10.318	1,236
2007	10.318	11.477	1,334
2008	11.477	6.367	1,422
2009	6.367	8.787	1,402
2010	8.787	10.325	1,444
2011	10.325	9.785	1,473
2012	9.785	11.421	1,454
2013	11.421	14.711	1,384
2014	14.711	15.804	1280
American Funds Growth-Income
2005	10.978	11.502	96
2006	11.502	13.119	191
2007	13.119	13.644	300
2008	13.644	8.395	309
2009	8.395	10.908	353
2010	10.908	12.034	383
2011	12.034	11.696	398
2012	11.696	13.604	414
2013	13.604	17.981	416
2014	17.981	19.695	403
American Funds International
2005	9.051	10.888	336
2006	10.888	12.825	443
2007	12.825	15.240	533
2008	15.240	8.733	537
2009	8.733	12.370	511
2010	12.370	13.132	505
2011	13.132	11.186	495
2012	11.186	13.058	465
2013	13.058	15.725	457
2014	15.725	15.155	420
BlackRock Global Allocation V.I.
2009	10.985	11.400	3
2010	11.400	12.421	11
2011	12.421	11.868	26
2012	11.868	12.958	45
2013	12.958	14.723	50
2014	14.723	14.884	49
Delaware VIP Diversified Income
2005	10.935	10.778	25
2006	10.778	11.516	33
2007	11.516	12.271	59
2008	12.271	11.597	83
2009	11.597	14.577	102
2010	14.577	15.595	111
2011	15.595	16.427	136
2012	16.427	17.434	136
2013	17.434	17.043	116
2014	17.043	17.770	125

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP High Yield
2005	10.114	10.273	7
2006	10.273	11.437	20
2007	11.437	11.640	48
2008	11.640	8.738	49
2009	8.738	12.888	86
2010	12.888	14.715	98
2011	14.715	14.915	86
2012	14.915	17.399	95
2013	17.399	18.813	83
2014	18.813	18.573	85
Delaware VIP REIT
2005	20.191	21.361	365
2006	21.361	27.984	428
2007	27.984	23.777	334
2008	23.777	15.234	296
2009	15.234	18.588	296
2010	18.588	23.299	322
2011	23.299	25.517	315
2012	25.517	29.459	301
2013	29.459	29.727	261
2014	29.727	38.001	254
Delaware VIP Small Cap Value
2005	12.117	13.094	155
2006	13.094	15.023	224
2007	15.023	13.856	194
2008	13.856	9.593	216
2009	9.593	12.496	221
2010	12.496	16.320	258
2011	16.320	15.901	262
2012	15.901	17.889	243
2013	17.889	23.585	240
2014	23.585	24.663	222
Delaware VIP Smid Cap Growth(3)
2005	7.649	7.998	116
2006	7.998	8.499	139
2007	8.499	9.295	146
2008	9.295	4.890	125
2009	4.890	7.474	119
2010	8.929	10.114	152
2011	10.114	10.805	176
2012	10.805	11.843	183
2013	11.843	16.530	166
2014	16.530	16.835	151
Deutsche Alternative Asset Allocation VIP
2009	9.796	11.246	2
2010	11.246	12.522	6
2011	12.522	12.042	8
2012	12.042	13.081	4
2013	13.081	13.072	6
2014	13.072	13.395	7
Deutsche Equity 500 Index VIP(1)
2004	10.199	11.100	21
2005	11.100	11.503	81
2006	11.503	13.156	137
2007	13.156	13.715	116
2008	13.715	8.534	134
2009	8.534	10.673	147
2010	10.673	12.121	165
2011	12.121	12.220	174
2012	12.220	13.998	178
2013	13.998	16.423	171

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Deutsche Small Cap Index VIP(4)
2004	10.289	11.788	19
2005	11.788	12.168	27
2006	12.168	14.155	76
2007	14.155	13.748	90
2008	13.748	8.966	101
2009	8.966	11.236	104
2010	11.236	14.060	111
2011	14.060	13.306	108
2012	13.306	15.314	110
Dreyfus Opportunistic Small Cap(4)
2003	17.159	22.372	1,106
2004	22.372	24.662	1,061
2005	24.662	25.832	943
2006	25.832	26.540	800
2007	26.540	23.370	689
2008	23.370	14.439	634
2009	14.439	18.017	586
2010	18.017	23.395	570
2011	23.395	19.955	549
2012	19.955	23.819	526
Dreyfus Stock Index(1)
2003	27.136	34.487	1,167
2004	34.487	37.777	1,154
2005	37.777	39.156	1,062
2006	39.156	44.774	928
2007	44.774	46.658	857
2008	46.658	29.036	780
2009	29.036	36.318	719
2010	36.318	41.292	681
2011	41.292	41.648	648
2012	41.648	47.724	609
Fidelity VIP Asset Manager
2005	25.668	26.440	1,040
2006	26.440	28.092	935
2007	28.092	32.125	847
2008	32.125	22.671	774
2009	22.671	28.980	697
2010	28.980	32.785	692
2011	32.785	31.627	664
2012	31.627	35.221	609
2013	35.221	40.347	566
2014	40.347	42.276	509
Fidelity VIP Contrafund
2005	10.564	12.199	470
2006	12.199	13.459	583
2007	13.459	15.630	604
2008	15.630	8.868	640
2009	8.868	11.894	662
2010	11.894	13.769	712
2011	13.769	13.253	727
2012	13.253	15.239	727
2013	15.239	19.757	708
2014	19.757	21.840	646

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Equity-Income(1)
2003	19.311	24.917	1,102
2004	24.917	27.514	1,096
2005	27.514	28.838	991
2006	28.838	34.316	963
2007	34.316	34.495	949
2008	34.495	19.584	870
2009	19.584	25.247	822
2010	25.247	28.782	798
2011	28.782	28.772	783
2012	28.772	33.417	732
2013	33.417	39.194	996
Fidelity VIP Growth
2005	35.633	37.324	1,567
2006	37.324	39.484	1,361
2007	39.484	49.632	1,253
2008	49.632	25.960	1,129
2009	25.960	32.972	1,058
2010	32.972	40.536	1,025
2011	40.536	40.213	973
2012	40.213	45.662	897
2013	45.662	61.634	830
2014	61.634	67.915	761
Fidelity® VIP Money Market (Pending Allocation Account)
2005	15.186	15.647	1*
2006	15.647	16.411	1*
2007	16.411	17.266	9
2008	17.266	17.788	1*
2009	17.788	17.916	1*
2010	17.916	17.959	4
2011	17.959	17.979	3
2012	17.979	18.004	1*
2013	18.004	18.009	2
2014	18.009	18.012	2
Janus Aspen Global Research
2005	12.276	12.866	678
2006	12.866	15.057	587
2007	15.057	16.342	561
2008	16.342	8.954	519
2009	8.954	12.206	507
2010	12.206	13.999	489
2011	13.999	11.955	490
2012	11.955	14.212	493
2013	14.212	18.071	464
2014	18.071	19.223	432
LVIP Baron Growth Opportunities(5)
2005	25.915	26.520	405
2006	26.520	30.332	388
2007	30.332	31.057	393
2008	31.057	18.714	356
2009	18.714	25.629	361
2010	25.629	32.069	358
2011	32.069	33.027	363
2012	33.027	38.664	356
2013	38.664	53.616	333
2014	53.616	55.659	300
LVIP BlackRock Emerging Markets RPM
2014	10.024	9.299	2
LVIP BlackRock Inflation Protected Bond
2012	10.163	10.259	2
2013	10.259	9.309	37
2014	9.309	9.505	46

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Clarion Global Real Estate
2007	9.805	8.265	3
2008	8.265	4.743	5
2009	4.743	6.472	7
2010	6.472	7.559	15
2011	7.559	6.835	16
2012	6.835	8.437	15
2013	8.437	8.630	17
2014	8.630	9.731	22
LVIP Columbia Small-Mid Cap Growth RPM
2014	9.808	10.147	46
LVIP Delaware Bond
2005	10.551	10.722	100
2006	10.722	11.115	123
2007	11.115	11.604	148
2008	11.604	11.153	219
2009	11.153	13.129	215
2010	13.129	14.101	225
2011	14.101	15.028	231
2012	15.028	15.861	239
2013	15.861	15.341	186
2014	15.341	16.096	161
LVIP Delaware Diversified Floating Rate
2011	9.984	9.764	1*
2012	9.764	10.050	1*
2013	10.050	10.000	3
2014	10.000	9.937	5
LVIP Delaware Foundation Aggressive Allocation
2009	11.463	11.989	1*
2010	11.989	13.348	1*
2011	13.348	12.946	3
2012	12.946	14.521	4
2013	14.521	17.286	6
2014	17.286	17.857	9
LVIP Delaware Foundation Conservative Allocation(6)
2005	11.013	11.397	13
2006	11.397	12.476	15
2007	12.476	12.918	31
2008	12.918	9.342	35
2009	9.342	11.362	33
2010	11.362	12.422	35
2011	12.422	12.573	34
2012	12.573	13.771	41
2013	13.771	14.907	43
2014	14.907	15.478	43
LVIP Delaware Foundation Moderate Allocation
2009	10.066	11.800	1*
2010	11.800	12.970	1*
2011	12.970	12.874	2
2012	12.874	14.187	3
2013	14.187	16.046	8
2014	16.046	16.622	6
LVIP Delaware Growth and Income
2005	8.741	9.133	329
2006	9.133	10.160	263
2007	10.160	10.675	302
2008	10.675	6.788	281
2009	6.788	8.379	260
2010	8.379	9.369	276
2011	9.369	9.387	264
2012	9.387	10.717	258
2013	10.717	14.140	252
2014	14.140	15.844	236

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Social Awareness
2005	13.348	14.805	273
2006	14.805	16.462	253
2007	16.462	16.781	253
2008	16.781	10.897	260
2009	10.897	14.025	251
2010	14.025	15.492	249
2011	15.492	15.436	263
2012	15.436	17.618	253
2013	17.618	23.668	228
2014	23.668	26.995	226
LVIP Global Income
2009	10.520	10.867	4
2010	10.867	11.800	7
2011	11.800	11.810	12
2012	11.810	12.592	21
2013	12.592	12.115	10
2014	12.115	12.227	10
LVIP JPMorgan Mid Cap Value RPM
2014	9.816	10.516	1*
LVIP Managed Risk Profile 2010
2007	9.946	10.493	1*
2008	10.493	7.904	9
2009	7.904	9.735	11
2010	9.735	10.744	12
2011	10.744	10.770	13
2012	10.770	11.573	5
2013	11.573	12.481	12
2014	12.481	12.947	16
LVIP Managed Risk Profile 2020
2007	9.937	10.338	4
2008	10.338	7.483	16
2009	7.483	9.309	35
2010	9.309	10.325	52
2011	10.325	10.242	70
2012	10.242	10.990	85
2013	10.990	12.092	108
2014	12.092	12.497	112
LVIP Managed Risk Profile 2030
2007	9.967	10.444	1*
2008	10.444	7.157	12
2009	7.157	9.067	25
2010	9.067	10.103	38
2011	10.103	9.946	44
2012	9.946	10.624	58
2013	10.624	11.965	62
2014	11.965	12.338	71
LVIP Managed Risk Profile 2040
2007	9.975	10.269	1*
2008	10.269	6.553	7
2009	6.553	8.496	15
2010	8.496	9.561	32
2011	9.561	9.328	52
2012	9.328	9.893	71
2013	9.893	11.414	76
2014	11.414	11.693	92
LVIP Managed Risk Profile 2050
2011	9.908	9.213	1*
2012	9.213	9.670	3
2013	9.670	11.396	7
2014	11.396	11.615	14

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile Conservative
2005	10.039	10.304	1*
2006	10.304	11.155	4
2007	11.155	11.902	14
2008	11.902	9.611	23
2009	9.611	11.880	29
2010	11.880	12.997	48
2011	12.997	13.341	52
2012	13.341	14.500	59
2013	14.500	15.755	41
2014	15.755	16.488	41
LVIP Managed Risk Profile Growth
2005	10.010	10.701	73
2006	10.701	12.092	150
2007	12.092	13.147	248
2008	13.147	8.666	215
2009	8.666	11.070	235
2010	11.070	12.354	244
2011	12.354	12.231	248
2012	12.231	13.216	240
2013	13.216	14.858	238
2014	14.858	15.220	242
LVIP Managed Risk Profile Moderate
2005	10.087	10.524	13
2006	10.524	11.673	32
2007	11.673	12.628	90
2008	12.628	9.175	101
2009	9.175	11.631	135
2010	11.631	12.892	138
2011	12.892	12.913	145
2012	12.913	14.010	155
2013	14.010	15.515	140
2014	15.515	15.998	133
LVIP Mondrian International Value
2005	12.255	13.655	68
2006	13.655	17.575	211
2007	17.575	19.399	270
2008	19.399	12.166	216
2009	12.166	14.603	211
2010	14.603	14.814	203
2011	14.814	14.048	204
2012	14.048	15.246	187
2013	15.246	18.391	168
2014	18.391	17.745	154
LVIP SSgA Bond Index
2009	10.031	10.385	16
2010	10.385	10.895	16
2011	10.895	11.584	10
2012	11.584	11.911	18
2013	11.911	11.490	26
2014	11.490	12.030	31
LVIP SSgA Emerging Markets 100
2009	10.028	13.640	12
2010	13.640	17.255	36
2011	17.255	14.531	39
2012	14.531	16.207	40
2013	16.207	15.592	64
2014	15.592	14.916	43

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Global Tactical Allocation RPM(7)
2005	10.018	10.939	4
2006	10.939	12.622	25
2007	12.622	13.872	62
2008	13.872	8.177	74
2009	8.177	10.589	93
2010	10.589	11.400	82
2011	11.400	11.312	81
2012	11.312	12.448	81
2013	12.448	13.533	78
2014	13.533	13.930	80
LVIP SSgA International Index
2009	11.184	12.116	1*
2010	12.116	12.841	2
2011	12.841	11.139	2
2012	11.139	13.028	3
2013	13.028	15.605	7
2014	15.605	14.547	16
LVIP SSgA S&P 500 Index
2012	9.836	10.727	3
2013	10.727	14.019	5,355
2014	14.019	15.743	4923
LVIP SSgA Small-Cap Index
2012	10.174	10.922	1*
2013	10.922	14.912	1,238
2014	14.912	15.454	1144
LVIP T. Rowe Price Structured Mid-Cap Growth
2005	11.407	12.402	897
2006	12.402	13.417	776
2007	13.417	15.089	706
2008	15.089	8.548	650
2009	8.548	12.385	633
2010	12.385	15.741	628
2011	15.741	14.981	626
2012	14.981	17.250	582
2013	17.250	23.021	544
2014	23.021	25.433	510
LVIP Templeton Growth RPM
2014	9.902	9.497	1*
LVIP UBS Large Cap Growth RPM
2005	5.978	6.168	155
2006	6.168	6.697	151
2007	6.697	7.984	174
2008	7.984	4.678	172
2009	4.678	6.415	179
2010	6.415	7.072	180
2011	7.072	6.604	185
2012	6.604	7.610	189
2013	7.610	9.455	185
2014	9.455	9.862	170
NB AMT Large Cap Value
2005	14.309	16.723	387
2006	16.723	18.583	325
2007	18.583	20.116	314
2008	20.116	9.481	304
2009	9.481	14.651	285
2010	14.651	16.777	268
2011	16.777	14.724	253
2012	14.724	16.997	245
2013	16.997	22.067	236
2014	22.067	24.000	219

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
NB AMT Mid Cap Growth(1)
2003	4.005	5.079	98
2004	5.079	5.848	103
2005	5.848	6.585	218
2006	6.585	7.478	303
2007	7.478	9.071	566
2008	9.071	5.086	501
2009	5.086	6.627	535
2010	6.627	8.470	585
2011	8.470	8.425	561
2012	8.425	9.377	534
2013	9.377	10.732	504
T. Rowe Price International Stock
2005	13.965	16.043	487
2006	16.043	18.915	461
2007	18.915	21.168	449
2008	21.168	10.750	420
2009	10.750	16.219	400
2010	16.219	18.379	406
2011	18.379	15.861	405
2012	15.861	18.598	397
2013	18.598	21.001	361
2014	21.001	20.534	345
*	The numbers of accumulation units less than 500 were rounded up to one.
(1)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.
(2)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(3)	Effective October 9, 2010, the Delaware VIP Trend Series was reorganized into the Delaware VIP Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP Trend Series.
(4)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.
(5)	Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(6)	Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.
(7)	Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Group Variable Annuity Contracts I, II, & III
Funded Through the SubAccounts of
Lincoln Life & Annuity Variable Annuity Account L
of Lincoln Life & Annuity Company of New York
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the “Contracts”), dated May 1, 2015. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to Lincoln Life & Annuity Company of New York, PO Box 2340, Fort Wayne, IN 46801-2340, by calling Lincoln New York at 1-800-341-0441., or by visiting www.LincolnFinancial.com.

Item	Page
Special Terms	B-2
Services	B-2
Principal Underwriter	B-2
Purchase of Securities Being Offered	B-2
Annuity Payouts	B-2
Determination of Accumulation and Annuity Unit Value	B-3
Capital Markets	B-3
This SAI is not a prospectus.
The date of this SAI is May 1, 2015.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life & Annuity Variable Annuity Account L as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
Principal Underwriter
Lincoln Financial Distributors, Inc., (“LFD”), an affiliate of Lincoln New York, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $2,494,925, $2,686,379 and $2,794,339 to LFN and Selling Firms in 2012, 2013 and 2014, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Annuity Payouts
Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
•	the dollar value of the contract on the annuity commencement date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and

•	the investment results of the fund(s) selected.
In order to determine the amount of variable annuity payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
•	third, we calculate the value of the annuity units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on an Individual Annuity Mortality Table on file with the New York Superintendent of Insurance, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner’s fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.
The value of each subaccount’s annuity unit will be set initially at an arbitrary dollar amount. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
•	The change in the accumulation unit value of the subaccount from one valuation period to the next, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Proof of Age, Sex and Survival
We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Compound Interest Illustrations—These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet—An electronic communications network which may be used to provide information regarding Lincoln New York, performance of the subaccounts and advertisement literature.
Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.
Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
•	the annuity commencement date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.
Systematic Transfer—The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be canceled prematurely if the fixed account balance falls to $0.
Account Sweep—The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.
Portfolio Rebalancing—Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.
Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 financial statements of Lincoln New York appear on the following pages.

Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2014 and 2013

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2014 and 2013, and the related statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2014.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2015

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2014	2013
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2014 – $6,947; 2013 – $6,880)	$7,665	$7,259
Mortgage loans on real estate	551	521
Policy loans	361	382
Total investments	8,577	8,162
Cash and invested cash	64	10
Deferred acquisition costs and value of business acquired	466	586
Premiums and fees receivable	9	8
Accrued investment income	104	103
Reinsurance recoverables	434	478
Reinsurance related embedded derivatives	11	8
Goodwill	60	60
Other assets	235	150
Separate account assets	4,684	4,099
Total assets	$14,644	$13,664

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,508	$1,439
Other contract holder funds	5,641	5,708
Short-term debt	-	11
Income taxes payable	452	362
Other liabilities	97	64
Separate account liabilities	4,684	4,099
Total liabilities	12,382	11,683

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,054	907
Accumulated other comprehensive income (loss)	267	133
Total stockholder’s equity	2,262	1,981
Total liabilities and stockholder’s equity	$14,644	$13,664

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Insurance premiums	$167	$151	$139
Fee income	288	273	275
Net investment income	421	419	421
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(5)	(10)	(22)
Portion of loss recognized in other comprehensive income	2	2	10
Net other-than-temporary impairment losses on securities recognized in earnings	(3)	(8)	(12)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(9)	(7)	(7)
Total realized gain (loss)	(12)	(15)	(19)
Other revenues	62	-	-
Total revenues	926	828	816
Expenses
Interest credited	203	204	207
Benefits	316	292	265
Commissions and other expenses	191	204	191
Total expenses	710	700	663
Income (loss) from continuing operations before taxes	216	128	153
Federal income tax expense (benefit)	69	37	59
Net income (loss)	147	91	94
Other comprehensive income (loss), net of tax:
Unrealized gain (loss) on available-for-sale securities	131	(202)	83
Unrealized other-than-temporary impairment on available-for-sale securities	3	3	(1)
Total other comprehensive income (loss), net of tax	134	(199)	82
Comprehensive income (loss)	$281	$(108)	$176

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2014	2013	2012

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Stock compensation/issued for benefit plans	-	-	-
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	907	816	722
Net income (loss)	147	91	94
Balance as of end-of-year	1,054	907	816

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	133	332	250
Other comprehensive income (loss), net of tax	134	(199)	82
Balance as of end-of-year	267	133	332
Total stockholder’s equity as of end-of-year	$2,262	$1,981	$2,089

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2014	2013	2012
Cash Flows from Operating Activities
Net income (loss)	$147	$91	$94
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	16	24	21
Change in premiums and fees receivable	(1)	(7)	4
Change in accrued investment income	(1)	(4)	(2)
Change in future contract benefits and other contract holder funds	(84)	(196)	(178)
Change in reinsurance related assets and liabilities	(4)	(8)	32
Change in federal income tax accruals	17	19	51
Realized (gain) loss	12	15	19
Other	(79)	(21)	(13)
Net cash provided by (used in) operating activities	23	(87)	28

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(502)	(785)	(664)
Sales of available-for-sale securities	83	50	38
Maturities of available-for-sale securities	354	561	567
Purchases of other investments	(122)	(170)	(335)
Sales or maturities of other investments	114	89	197
Net cash provided by (used in) investing activities	(73)	(255)	(197)

Cash Flows from Financing Activities
Increase (decrease) in short-term debt	(11)	11	-
Deposits of fixed account values, including the fixed portion of variable	656	654	611
Withdrawals of fixed account values, including the fixed portion of variable	(373)	(238)	(311)
Transfers to and from separate accounts, net	(166)	(127)	(94)
Common stock issued for benefit plans and excess tax benefits	(2)	(2)	-
Net cash provided by (used in) financing activities	104	298	206

Net increase (decrease) in cash and invested cash	54	(44)	37
Cash and invested cash as of beginning-of-year	10	54	17
Cash and invested cash as of end-of-year	$64	$10	$54

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability).  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 19 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We have certain variable annuity products with guaranteed withdrawal benefits (“GWB”) and guaranteed income benefits (“GIB”) features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets.  These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance (“Modco”) agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses.  Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

Other assets and other liabilities on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.    Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25  years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), GWB and GIB features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (“anniversary contract value”).

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 46 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2014 and 2013, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $21 million, $18 million and $21 million for the years ended December 31, 2014,  2013 and 2012, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL, VUL and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTIs of investments, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of proceeds from reinsurance recaptures.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2012 through 2014 ranged from 1% to 7%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL.  Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

Income Taxes

We file a U.S. consolidated income tax return with LNC and its subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2011-06, Fees Paid to the Federal Government by Health Insurer

This standard addresses the recognition and classification of fees mandated by the Patient Protection and Affordable Care Act.  The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year.  If a fee payment is required, the insurer is required to record the liability in full with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation over the applicable year.  The ASU indicates that the annual fee does not meet the definition of an acquisition cost.

		January 1, 2014	The amendments in this ASU did not have a material effect on our financial condition and results of operations.
ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies)

This standard provides comprehensive accounting guidance for assessing whether an entity is an investment company through the use of a new two-tiered approach; considering the entity’s purpose and design to determine whether the entity is an investment company.  Upon adoption, all entities must be re-evaluated against the new investment company criteria to determine if investment company classification is permitted.

		January 1, 2014	The adoption of this ASU did not have an effect on our financial condition and results of operations.
ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists

This standard requires an entity to present unrecognized tax benefits as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward.  The standard defines specific exceptions when the unrecognized tax benefit should be presented in the financial statements as a liability and not combined with deferred tax assets.

		January 1, 2014	The adoption of this ASU did not have an effect on the deferred tax asset or liability classification on our balance sheet and did not result in any additional disclosures to our financial statements.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	The adoption of this ASU did not have an effect on our financial condition and results of operations.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

Under current GAAP, the use of the effective yield method for investments in qualified affordable housing projects is limited, and may result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investment.  This standard permits an entity to make an accounting policy election to use the proportional amortization method of accounting if certain conditions are met.  The amendments are to be applied retrospectively for interim and annual reporting periods.

		January 1, 2015	We are currently evaluating the impact of adopting this standard, and do not expect the adoption to have a material effect on our financial condition and results of operations.
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required, and early adoption is not permitted.

January 1, 2017

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our financial condition and results of operations.

ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements.  The new disclosures are not required for comparative periods before the effective date.

January 1, 2015

We are currently evaluating the impact of adopting this standard on our financial condition and results of operations and will provide the required disclosures, as necessary, in our 2015 financial statements.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to limited partnerships (“LPs”), limited liability corporations, and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate an LP, clarify when fees paid to a decision maker should be a factor in the variable interest entities (“VIE”) consolidation evaluation and reduce the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted including adoption in an interim period.

		January 1, 2016	We are currently evaluating the impact of adopting this standard on our financial condition and results of operations.

3.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$5,926	$654	$50	$-	$6,530
ABS	155	10	5	7	153
U.S. government bonds	28	5	-	-	33
Foreign government bonds	40	6	-	-	46
RMBS	374	35	-	1	408
CMBS	39	2	-	1	40
CLOs	11	-	-	-	11
State and municipal bonds	288	59	1	-	346
Hybrid and redeemable preferred securities	86	14	2	-	98
Total fixed maturity AFS securities	$6,947	$785	$58	$9	$7,665

	As of December 31, 2013
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI	Value
Fixed maturity securities:
Corporate bonds	$5,732	$435	$101	$-	$6,066
ABS	188	8	13	10	173
U.S. government bonds	28	4	-	-	32
Foreign government bonds	41	4	-	-	45
RMBS	455	33	-	4	484
CMBS	49	2	1	1	49
CLOs	18	-	-	-	18
State and municipal bonds	282	18	2	-	298
Hybrid and redeemable preferred securities	87	10	3	-	94
Total fixed maturity securities	$6,880	$514	$120	15	$7,259

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2014, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$163	$166
Due after one year through five years	1,672	1,845
Due after five years through ten years	1,456	1,516
Due after ten years	3,232	3,679
Subtotal	6,523	7,206
MBS	413	448
CLOs	11	11
Total fixed maturity AFS securities	$6,947	$7,665

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$322	$21	$322	$29	$644	$50
ABS	5	-	76	12	81	12
RMBS	9	-	11	1	20	1
CMBS	7	-	1	1	8	1
State and municipal bonds	-	-	4	1	4	1
Hybrid and redeemable
preferred securities	-	-	14	2	14	2
Total fixed maturity AFS securities	$343	$21	$428	$46	$771	$67

Total number of AFS securities in an unrealized loss position						190

	As of December 31, 2013
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$1,315	$84	$107	$17	$1,422	$101
ABS	17	1	85	22	102	23
Foreign government bonds	2	-	-	-	2	-
RMBS	59	1	24	3	83	4
CMBS	8	1	3	1	11	2
CLOs	18	-	-	-	18	-
State and municipal bonds	39	1	5	1	44	2
Hybrid and redeemable
preferred securities	10	-	13	3	23	3
Total fixed maturity AFS securities	$1,468	$88	$237	$47	$1,705	$135

Total number of AFS securities in an unrealized loss position						380

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$11	$3	$-	2
Six months or greater, but less than nine months	3	2	-	1
Twelve months or greater	61	21	6	19
Total	$75	$26	$6	22

	As of December 31, 2013
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1	$-	$-	1
Twelve months or greater	71	22	9	30
Total	$72	$22	$9	31

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $68 million for the year ended December 31, 2014.  As discussed further below, we believe the unrealized loss position as of December 31, 2014, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2014, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2014, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2014, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2014, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$47	$53	$61
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	1	5	9
Credit losses on securities for which an OTTI was previously recognized	3	4	5
Decreases attributable to:
Securities sold, paid down or matured	(8)	(15)	(22)
Balance as of end-of-year	$43	$47	$53

During 2014,  2013 and 2012, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;

•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for 75% and 71% of mortgage loans on real estate as of December 31, 2014 and 2013, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2014	2013
Current	$551	$521
Unamortized premium (discount)	-	-
Total carrying value	$551	$521

There were no impaired mortgage loans on real estate as of December 31, 2014 and 2013.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2014			As of December 31, 2013
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$533	96.7%	2.40	$498	95.6%	2.15
65% to 74%	13	2.4%	1.65	13	2.5%	1.59
75% to 100%	5	0.9%	0.63	10	1.9%	0.61
Total mortgage loans on real estate	$551	100.0%		$521	100.0%

Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities	$374	$377	$381
Mortgage loans on real estate	25	22	18
Policy loans	21	21	24
Commercial mortgage loan prepayment and bond make-whole premiums	8	6	5
Investment income	428	426	428
Investment expense	(7)	(7)	(7)
Net investment income	$421	$419	$421

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Fixed maturity AFS securities:
Gross gains	$4	$1	$1
Gross losses	(5)	(10)	(17)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(3)	(2)	-
Total realized gain (loss) related to certain investments	$(4)	$(11)	$(16)

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
ABS	$(3)	$(3)	$(6)
RMBS	(1)	(4)	(3)
CMBS	-	(2)	(5)
Gross OTTI recognized in net income (loss)	(4)	(9)	(14)
Associated amortization of DAC, VOBA, DSI, and DFEL	1	1	2
Net OTTI recognized in net income (loss), pre-tax	$(3)	$(8)	$(12)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$2	$2	$11
Change in DAC, VOBA, DSI and DFEL	-	-	(1)
Net portion of OTTI recognized in OCI, pre-tax	$2	$2	$10

Determination of Credit Losses on ABS

As of December 31, 2014 and 2013, we reviewed our ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Determination of Credit Losses on MBS

As of December 31, 2014 and 2013, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Investment Commitments

As of December 31, 2014, our investment commitments were $18  million, which included $11 million of private placement securities and $7 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2014 and 2013, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $248 million and $284 million, respectively, or 3% and 4% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $118 million and $136 million, respectively, or 1% and 2%, respectively, of our invested assets portfolio.  These investments are included in corporate bonds in the tables above.

As of December 31, 2014 and 2013, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $1.2 billion and $1.0 billion, respectively, or 14% and 12% of our invested assets portfolio, respectively, and our investment securities in the consumer non-cyclical industry with a fair value of $1.1 billion and $1.0 billion, respectively, or 13% and 12% of our invested assets portfolio, respectively.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million as of December 31, 2014 and 2013.

4.  Derivative Instruments

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We transfer the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of the changes in embedded derivative GLB reserves caused by those same factors.  The hedge positions are re-balanced based upon changes in these factors as needed.  While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

Indexed Annuity Contracts Embedded Derivatives

We use indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index®.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.

Embedded derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2014			As of December 31, 2013
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
GLB reserves (1)	$-	$34	$-	$-	$36	$-
GLB reserves (2)	-	-	34	-	-	36
Reinsurance related (3)	-	11	-	-	8	-
Indexed annuity contracts (4)	-	-	2	-	-	-
Total embedded derivative instruments
instruments	$-	$45	$36	$-	$44	$36

(1)	Reported in other assets on our Balance Sheets.
(2)	Reported in other liabilities on our Balance Sheets.
(3)	Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4)	Reported in future contract benefits on our Balance Sheets.

The gains (losses) on embedded derivative instruments (in millions) recorded within income (loss) from continuing operations on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Other assets - GLB reserves (1)	$70	$(88)	$-
Other liabilities - GLB reserves (1)	(70)	88	50
Reinsurance related (1)	-	1	-
Total embedded derivative instruments	$-	$1	$50

(1)	Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

Balance Sheet Offsetting

There is no offsetting on our Balance Sheets associated with our embedded derivative instruments.

5.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Current	$65	$38	$11
Deferred	4	(1)	48
Federal income tax expense (benefit)	$69	$37	$59

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Tax rate times pre-tax income	$76	$45	$54
Effect of:
Separate account dividend
received deduction	(6)	(6)	(5)
Tax credits	-	(1)	(1)
Goodwill	-	-	-
Change in uncertain tax positions	(1)	-	(4)
Other items	-	(1)	15
Federal income tax expense (benefit)	$69	$37	$59
Effective tax rate	32%	29%	38%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits in 2013 and 2012 is attributable to foreign tax credits.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2014	2013
Current	$(61)	$(48)
Deferred	(391)	(314)
Total federal income tax asset (liability)	$(452)	$(362)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2014	2013
Deferred Tax Assets
Future contract benefits and other contract holder funds	$8	$27
Other	1	2
Total deferred tax assets	9	29
Deferred Tax Liabilities
DAC	97	123
VOBA	31	67
Net unrealized gain on AFS securities	253	134
Investments	4	2
Other	15	17
Total deferred tax liabilities	400	343
Net deferred tax asset (liability)	$(391)	$(314)

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2014 and 2013, zero and $1 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2014	2013
Balance as of beginning-of-year	$8	$8
Increases for prior year tax positions	1	-
Decreases for prior year tax positions	(1)	-
Decreases for settlements with taxing authorities	(8)	-
Balance as of end-of-year	$-	$8

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2014, 2013 and 2012, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(2) million, zero and $(3) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero and $2 million as of December 31, 2014 and 2013, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Company is currently under examination by the Internal Revenue Service (“IRS”) for tax years 2009 through 2011.  The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013.  The Company has protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals.

6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$393	$304	$321
Deferrals	72	80	68
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(51)	(45)	(42)
Unlocking	5	4	(7)
Adjustment related to realized (gains) losses	(4)	(3)	(3)
Adjustment related to unrealized (gains) losses	(38)	53	(33)
Balance as of end-of-year	$377	$393	$304

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$193	$148	$200
Deferrals	1	1	-
Amortization:
Amortization, excluding unlocking	(50)	(31)	(41)
Unlocking	(1)	(36)	(6)
Accretion of interest (1)	13	15	17
Adjustment related to unrealized (gains) losses	(67)	96	(22)
Balance as of end-of-year	$89	$193	$148

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2014, was as follows:

2015	$11
2016	10
2017	10
2018	9
2019	9

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$11	$9	$12
Deferrals	1	1	1
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(2)	(1)	(2)
Adjustment related to unrealized (gains) losses	-	2	(2)
Balance as of end-of-year	$10	$11	$9

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$126	$74	$82
Deferrals	22	26	29
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(17)	(12)	(15)
Unlocking	(1)	(2)	(6)
Adjustment related to unrealized (gains) losses	(45)	40	(16)
Balance as of end-of-year	$85	$126	$74

7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2014	2013	2012
Direct insurance premiums and fee income	$640	$605	$578
Reinsurance ceded	(185)	(181)	(164)
Total insurance premiums and fee income	$455	$424	$414

Direct insurance benefits	$497	$541	$472
Reinsurance recoveries netted against benefits	(181)	(249)	(207)
Total benefits	$316	$292	$265

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.

Under our reinsurance program, we reinsure 20% to 25% of the mortality risk on newly issued life insurance contracts.  Our policy for this program is to retain no more than $20 million on a single insured life.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2014, the reserves associated with these reinsurance arrangements totaled $4 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $434 million and $478 million as of December 31, 2014 and 2013, respectively.  We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.

During the fourth quarter of 2014, we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $72 million, of which $11 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $7 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $26 million and a reduction of DAC of $21 million.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2014
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

	For the Year Ended December 31, 2013
	Acquisition	Cumulative
	Balance	Impairment
	as of	as of		Balance
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(102)	-	34
Total goodwill	$162	$(102)	$-	$60

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1.  To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique (“income approach”), although limited available market data is also considered.  In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC’s share price and assumptions that market participants would make in valuing the reporting unit.  This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2014, 2013 and 2012 our Annuities reporting unit passed the Step 1 analysis.  Given the Step 1 results, we performed a Step 2 analysis for our Life Insurance reporting unit.  Based upon our Step 2 analysis for Life Insurance, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2014		As of December 31, 2013
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$2	$7	$2

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2014.

9.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2014 (1)	2013 (1)
Return of Net Deposits
Total account value	$3,585	$3,102
Net amount at risk (2)	6	3
Average attained age of contract holders	58 years	57 years

Minimum Return
Average attained age of contract holders	83 years	81 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$1,234	$1,174
Net amount at risk (2)	12	8
Average attained age of contract holders	67 years	67 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market volatility.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2014	2013	2012
Balance as of beginning-of-year	$2	$2	$2
Changes in reserves	-	-	1
Benefits paid	-	-	(1)
Balance as of end-of-year	$2	$2	$2

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2014	2013
Asset Type
Domestic equity	$1,638	$1,452
International equity	689	634
Bonds	1,066	899
Money market	525	409
Total	$3,918	$3,394

Percent of total variable annuity
separate account values	92%	91%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 28% of total life insurance in-force reserves as of December 31, 2014.

10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

From time to time we may have various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some cases, very large and/or indeterminate amounts, including punitive and treble damages, could be sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2014.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY’s financial condition.

Commitments

Vulnerability from Concentrations

As of December 31, 2014, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the year ended December 31, 2014, approximately 96% of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(8) million and $1 million as of December 31, 2014 and 2013, respectively.

11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$139	$341	$258
Unrealized holding gains (losses) arising during the year	332	(508)	226
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(134)	186	(139)
Income tax benefit (expense)	(70)	113	(14)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(1)	(9)	(16)
Associated amortization of DAC, VOBA, DSI and DFEL	(3)	(2)	-
Income tax benefit (expense)	1	4	6
Balance as of end-of-year	$270	$139	$341
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$(7)	$(10)	$(9)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(2)	(2)	(11)
Change in DAC, VOBA, DSI and DFEL	-	-	1
Income tax benefit (expense)	1	1	3
Decreases attributable to:
Sales, maturities or other settlements of AFS securities	8	7	13
Change in DAC, VOBA, DSI and DFEL	(2)	(1)	(3)
Income tax benefit (expense)	(2)	(2)	(4)
Balance as of end-of-year	$(4)	$(7)	$(10)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$1	$1	$1
Balance as of end-of-year	$1	$1	$1

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For The Years Ended
	December 31,
	2014	2013

Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(1)	$(9)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(3)	(2)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	(4)	(11)	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	1	4	Federal income tax expense (benefit)
Reclassification, net of income tax	$(3)	$(7)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$8	$7	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	(2)	(1)	Total realized gain (loss)
Reclassification before income
tax benefit (expense)	6	6	Income (loss) from continuing operations before taxes
Income tax benefit (expense)	(2)	(2)	Federal income tax expense (benefit)
Reclassification, net of income tax	$4	$4	Net income (loss)

12.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Total realized gain (loss) related to certain investments (1)	$(4)	$(11)	$(16)
Variable annuity net derivatives results: (2)
Gross gain (loss)	(7)	(3)	(1)
Associated amortization of DAC, VOBA, DSI and DFEL	(1)	(1)	(2)
Total realized gain (loss)	$(12)	$(15)	$(19)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 3.
(2)	Includes the net difference in the change in embedded derivative reserves of our GLB products.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2014	2013	2012
Commissions	$96	$97	$82
General and administrative expenses	74	78	79
DAC and VOBA deferrals and interest, net of amortization	11	12	11
Taxes, licenses and fees	10	17	19
Total	$191	$204	$191

14.  Pension, Postretirement Health Care and Life Insurance Benefit Plans

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants.  LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees.  In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law.  All of our defined benefit pension plans are frozen,  and there are no new participants and no future accruals of benefits from the date of the freeze.

LNC and LNL also sponsor a voluntary employees’ beneficiary association (“VEBA”) trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents).  VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code.  Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents.  Retirees may be required to contribute toward the cost of these benefits.  Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

15.  Defined Contribution and Deferred Compensation Plans

Defined Contribution Plans

LNC and LNL sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents, including those of LLANY.  LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.  Our expenses for these plans were $3 million for the years ended December 31, 2014,  2013 and 2012.

Deferred Compensation Plans

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.  LLANY participates in five of these deferred compensation plans.  Our associated liability for these plans was $3 million as of December 31, 2014 and 2013, which is reported in other liabilities on our Balance Sheets.

Deferred Compensation Plan for Employees

Participants may elect to defer a portion of their compensation as defined by the plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans.  The amounts of LNC contributions are calculated in accordance with the plan document.  Our expenses for this plan were less than $1 million for the years ended December 31, 2014, 2013 and 2012.

Deferred Compensation Plans for Agents

LNL sponsors three deferred compensation plans for certain eligible agents.  Participants may elect to defer a portion of their compensation as defined by the respective plan.  Participants may select from prescribed “phantom” investment options that are used as measures for calculating the returns that are notionally credited to their accounts.  Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants.  The amounts of LNL’s contributions are calculated and made in accordance with the plans’ documents.  Our expenses for these plans were not significant for the years ended December 31, 2014, 2013 and 2012.

16.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights and restricted stock units.  LNC issues new shares to satisfy option exercises.  Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2014, 2013 and 2012.

17.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2014	2013
U.S. capital and surplus	$653	$713

	For the Years Ended December 31,
	2014	2013	2012
U.S. net gain (loss) from operations, after-tax	$41	$166	$82
U.S. net income (loss)	39	161	74

The decrease in statutory net income (loss) when comparing 2014 to 2013 was due primarily to unfavorable reserve development in variable annuities due to lower forward interest rates.

The increase in statutory net income (loss) when comparing 2013 to 2012 was due primarily to an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and higher forward interest rates.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2014	2013
Calculation of reserves using continuous CARVM	(1)	(2)
Conservative valuation rate on certain annuities	(2)	(1)

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, effective December 31, 2013, impacts the Company.  The Company discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2014, the Company’s RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect we could pay dividends of approximately $41 million in 2015 without New York Department of Insurance approval.

18.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2014		As of December 31, 2013
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities – Fixed maturity securities	$7,665	$7,665	$7,259	$7,259
Mortgage loans on real estate	551	576	521	511
Cash and invested cash	64	64	10	10
Reinsurance related embedded derivatives	11	11	8	8
Other assets:
Reinsurance recoverable	34	34	-	-
GLB reserves embedded derivatives (1)	-	-	36	36
Separate account assets	4,684	4,684	4,099	4,099

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	(2)	(2)	-	-
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(48)	(48)	(54)	(54)
Account values of certain investment contracts	(1,327)	(1,530)	(1,385)	(1,440)
Short-term debt	-	-	(11)	(11)
Other liabilities – GLB reserves embedded derivatives (1)	(34)	(34)	(36)	(36)

(1)	GLB reserves embedded derivatives are fully ceded to LNL. 33

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2014 and 2013, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The carrying value of short-term debt approximates fair value.  The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2014 or 2013, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$6	$6,458	$66	$6,530
ABS	-	153	-	153
U.S. government bonds	31	2	-	33
Foreign government bonds	-	44	2	46
RMBS	-	408	-	408
CMBS	-	39	1	40
CLOs	-	-	11	11
State and municipal bonds	-	346	-	346
Hybrid and redeemable preferred securities	-	98	-	98
Cash and invested cash	-	64	-	64
Other assets – Reinsurance recoverable	-	-	34	34
Separate account assets	74	4,610	-	4,684
Total assets	$111	$12,222	$114	$12,447

Liabilities
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities – GLB reserves embedded derivatives	-	-	(34)	(34)
Total liabilities	$-	$-	$(36)	$(36)

	As of December 31, 2013
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$5	$5,988	$73	$6,066
ABS	-	173	-	173
U.S. government bonds	31	1	-	32
Foreign government bonds	-	43	2	45
RMBS	-	484	-	484
CMBS	-	47	2	49
CLOs	-	7	11	18
State and municipal bonds	-	298	-	298
Hybrid and redeemable preferred securities	-	93	1	94
Cash and invested cash	-	10	-	10
Separate account assets	78	4,021	-	4,099
Reinsurance related embedded derivatives	-	8	-	8
Other assets – GLB reserves embedded
derivatives	-	-	36	36
Total assets	$114	$11,173	$125	$11,412

Liabilities
Other liabilities – GLB embedded derivatives	$-	$-	$(36)	$(36)
Total liabilities	$-	$-	$(36)	$(36)

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (1)(2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$73	$4	$-	$23	$(34)	$66
Foreign government bonds	2	-	-	-	-	2
CMBS	2	-	-	(1)	-	1
CLOs	11	-	-	-	-	11
Hybrid and redeemable
preferred securities	1	-	-	-	(1)	-
Other assets:
GLB reserves embedded derivatives (4)	36	(70)	-	-	34	-
Reinsurance recoverable	-	34	-	-	-	34
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	-	(1)	-	(1)	-	(2)
Other liabilities – GLB reserves
embedded derivatives (4)	(36)	36	-	-	(34)	(34)
Total, net	$89	$3	$-	$21	$(35)	$78

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (1)(2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$83	$4	$3	$(1)	$(16)	$73
ABS	-	-	-	5	(5)	-
Foreign government bonds	-	-	-	2	-	2
CMBS	3	-	-	(1)	-	2
CLOs	6	-	-	5	-	11
Hybrid and redeemable
preferred securities	4	-	(1)	(2)	-	1
Other assets – GLB reserves
embedded derivatives (4)	51	(87)	-	-	72	36
Other liabilities – GLB reserves
embedded derivatives (4)	(51)	87	-	-	(72)	(36)
Total, net	$96	$4	$2	$8	$(21)	$89

	For the Year Ended December 31, 2012
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (1)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$140	$4	$(2)	$(5)	$(54)	$83
U.S. government bonds	1	-	-	(1)	-	-
RMBS	2	-	-	(1)	(1)	-
CMBS	4	(1)	1	-	(1)	3
CLOs	3	-	-	6	(3)	6
Hybrid and redeemable
preferred securities	10	-	1	-	(7)	4
Other liabilities – GLB reserves
embedded derivatives (4)	(101)	50	-	-	-	(51)
Total, net	$59	$53	$-	$(1)	$(66)	$45

(1)

Transfers into or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-year.  For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Balance Sheets.
(3)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(4)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$25	$(1)	$-	$(1)	$-	$23
CMBS	-	-	-	(1)	-	(1)
Future contract benefits – indexed annuity and
IUL contracts embedded derivatives	(1)	-	-	-	-	(1)
Total, net	$24	$(1)	$-	$(2)	$-	$21

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$14	$-	$(13)	$(2)	$-	$(1)
ABS	5	-	-	-	-	5
Foreign government bonds	2	-	-	-	-	2
CMBS	-	-	-	(1)	-	(1)
CLOs	5	-	-	-	-	5
Hybrid and redeemable preferred
securities	-	(2)	-	-	-	(2)
Total, net	$26	$(2)	$(13)	$(3)	$-	$8

	For the Year Ended December 31, 2012
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$-	$-	$(3)	$(2)	$(5)
U.S. government bonds	-	-	-	(1)	-	(1)
RMBS	-	-	(1)	-	-	(1)
CLOs	6	-	-	-	-	6
Total, net	$6	$-	$(1)	$(4)	$(2)	$(1)

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Other assets – GLB reserves embedded derivatives (1)	$52	$(100)	$-
Other liabilities – GLB reserves embedded derivatives (1)	(52)	100	58
Total, net	$-	$-	$58

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities – Corporate bonds	$16	$(50)	$(34)
Hybrid and redeemable preferred securities	-	(1)	(1)
Other assets – GLB reserves
embedded derivatives	34	-	34
Other liabilities – GLB reserves
embedded derivatives	-	(34)	(34)
Total, net	$50	$(85)	$(35)

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$8	$(24)	$(16)
ABS		(5)	(5)
Hybrid and redeemable preferred securities	1	(1)	-
Total, net	$9	$(30)	$(21)

	For the Year Ended December 31, 2012
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2	$(56)	$(54)
RMBS	-	(1)	(1)
CMBS	-	(1)	(1)
CLOs	-	(3)	(3)
Hybrid and redeemable preferred securities	3	(10)	(7)
Total, net	$5	$(71)	$(66)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2014, 2013 and 2012 transfers into and out of were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers into and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2014, 2013 and 2012 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2014:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$62	Discounted cash flow	Liquidity/duration adjustment (1)	1.5%	-	7.4%
Foreign government bonds	2	Discounted cash flow	Liquidity/duration adjustment (1)	3.5%	-	3.5%
Other assets – Reinsurance
recoverable	34	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(2)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(9)
Other liabilities – GLB reserves
embedded derivatives	(34)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	140%
			NPR (5)	0.00%	-	0.35%
			Mortality rate (6)(8)			(9)
			Volatility (7)	1%	-	28%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9)	Based on the “Annuity 2000 Mortality Table” developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the NAIC in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

19.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements; and
▪	Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them;
•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2014	2013	2012
Revenues
Operating revenues:
Annuities	$141	$127	$119
Retirement Plan Services	61	60	57
Life Insurance	637	561	577
Group Protection	103	95	82
Other Operations	2	6	4
Excluded realized gain (loss), pre-tax	(18)	(21)	(23)
Total revenues	$926	$828	$816

	For the Years Ended December 31,
	2014	2013	2012
Net Income (Loss)
Income (loss) from operations:
Annuities	$43	$34	$24
Retirement Plan Services	3	4	3
Life Insurance	110	61	94
Group Protection	-	(1)	(4)
Other Operations	3	7	(8)
Excluded realized gain (loss), after-tax	(12)	(14)	(15)
Net income (loss)	$147	$91	$94

	For the Years Ended December 31,
	2014	2013	2012
Net Investment Income
Annuities	$54	$59	$63
Retirement Plan Services	55	55	52
Life Insurance	301	291	294
Group Protection	9	8	8
Other Operations	2	6	4
Total net investment income	$421	$419	$421

	For the Years Ended December 31,
	2014	2013	2012
Amortization of DAC and VOBA, Net of Interest
Annuities	$13	$13	$13
Retirement Plan Services	1	-	1
Life Insurance	68	77	63
Group Protection	2	3	2
Total amortization of DAC and VOBA, net of interest	$84	$93	$79

	For the Years Ended December 31,
	2014	2013	2012
Federal Income Tax Expense (Benefit)
Annuities	$13	$10	$7
Retirement Plan Services	-	1	1
Life Insurance	58	32	48
Group Protection	-	(1)	(1)
Other Operations	4	2	11
Excluded realized gain (loss)	(6)	(7)	(7)
Total federal income tax expense (benefit)	$69	$37	$59

	As of December 31,
	2014	2013
Assets
Annuities	$5,273	$4,651
Retirement Plan Services	1,806	1,674
Life Insurance	7,281	7,010
Group Protection	193	175
Other Operations	91	154
Total assets	$14,644	$13,664

20.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2014	2013	2012
Income taxes paid (received)	$52	$18	$8

21.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2014	2013
Assets with affiliates:
Service agreement receivable	$81	$(4)	Other assets
Ceded reinsurance contracts	28	31	Reinsurance recoverables
			Reinsurance related embedded
Ceded reinsurance contracts	11	8	derivatives
Ceded reinsurance contracts	44	-	Other assets

Liabilities with affiliates:
Service agreement payable	3	-	Other liabilities
Ceded reinsurance contracts	3	43	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2014	2013	2012
Revenues with affiliates:
Premiums paid on ceded reinsurance contracts	$(9)	$(16)	$(14)	Insurance premiums
Fees for management of general account	(6)	(6)	(6)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	70	(86)	-	Realized gain (loss)
Other gains (losses)	(78)	82	-	Realized gain (loss)

Benefits and expenses with affiliates:
Benefits on assumed (recoveries on ceded) reinsurance
contracts	5	-	-	Benefits
				Commissions and
Service agreement payments	70	74	74	other expenses

Service Agreement

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  investments by product, assets under management, weighted policies in force, headcount and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd (“LNBAR”).  As discussed in Note  4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

Lincoln Life & Annuity Variable Annuity Account L

Lincoln Life & Annuity Variable Annuity Account L

Statements of assets and liabilities

December 31, 2014

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
ABVPSF Global Thematic Growth Class B	$1,739,571	$—	$1,739,571	$1,941	$48	$1,737,582
ABVPSF Growth Class B	1,417,372	193	1,417,565	—	39	1,417,526
American Century VP Balanced Class I	10,955,515	—	10,955,515	4,778	302	10,950,435
American Funds Global Growth Class 2	3,714,330	204	3,714,534	—	102	3,714,432
American Funds Growth Class 2	20,287,233	—	20,287,233	50,074	560	20,236,599
American Funds Growth-Income Class 2	7,930,771	—	7,930,771	1,176	219	7,929,376
American Funds International Class 2	6,414,904	—	6,414,904	42,292	177	6,372,435
BlackRock Global Allocation V.I. Class I	737,013	—	737,013	913	20	736,080
Delaware VIP Diversified Income Standard Class	2,219,529	97	2,219,626	—	61	2,219,565
Delaware VIP High Yield Standard Class	1,605,532	—	1,605,532	18,141	44	1,587,347
Delaware VIP REIT Service Class	9,659,846	—	9,659,846	1,177	269	9,658,400
Delaware VIP Small Cap Value Service Class	5,506,676	—	5,506,676	22,168	152	5,484,356
Delaware VIP Smid Cap Growth Service Class	2,547,487	—	2,547,487	4,220	70	2,543,197
Deutsche Alternative Asset Allocation VIP Class A	93,609	62	93,671	—	3	93,668
Fidelity VIP Asset Manager Initial Class	21,525,759	—	21,525,759	816	591	21,524,352
Fidelity VIP Contrafund Service Class 2	14,126,669	—	14,126,669	9,959	390	14,116,320
Fidelity VIP Growth Initial Class	51,689,644	—	51,689,644	5,685	1,426	51,682,533
Fidelity VIP Money Market Initial Class	41,392	200	41,592	—	—	41,592
Janus Aspen Global Research Institutional Class	8,305,684	—	8,305,684	3,932	229	8,301,523
LVIP Baron Growth Opportunities Service Class	16,747,694	—	16,747,694	48,427	462	16,698,805
LVIP BlackRock Emerging Markets RPM Standard Class	21,686	—	21,686	—	1	21,685
LVIP BlackRock Inflation Protected Bond Standard Class	433,704	31	433,735	—	11	433,724
LVIP Clarion Global Real Estate Standard Class	212,156	82	212,238	—	6	212,232
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	466,458	—	466,458	—	13	466,445
LVIP Delaware Bond Standard Class	2,598,437	—	2,598,437	5,128	71	2,593,238
LVIP Delaware Diversified Floating Rate Service Class	50,303	—	50,303	—	1	50,302
LVIP Delaware Foundation Aggressive Allocation Standard Class	167,385	88	167,473	—	5	167,468
LVIP Delaware Foundation Conservative Allocation Standard Class	665,439	12	665,451	—	18	665,433
LVIP Delaware Foundation Moderate Allocation Standard Class	104,804	—	104,804	—	3	104,801
LVIP Delaware Growth and Income Standard Class	3,738,241	330	3,738,571	—	103	3,738,468
LVIP Delaware Social Awareness Standard Class	6,114,982	—	6,114,982	14,432	169	6,100,381
LVIP Global Income Standard Class	128,789	—	128,789	667	4	128,118
LVIP JPMorgan Mid Cap Value RPM Standard Class	3,718	15	3,733	—	—	3,733
LVIP Managed Risk Profile 2010 Standard Class	209,517	19	209,536	—	6	209,530
LVIP Managed Risk Profile 2020 Standard Class	1,397,503	304	1,397,807	—	38	1,397,769
LVIP Managed Risk Profile 2030 Standard Class	872,682	1,912	874,594	—	24	874,570
LVIP Managed Risk Profile 2040 Standard Class	1,075,895	7	1,075,902	—	30	1,075,872
LVIP Managed Risk Profile 2050 Standard Class	160,611	125	160,736	—	4	160,732
LVIP Managed Risk Profile Conservative Standard Class	682,466	137	682,603	—	19	682,584
LVIP Managed Risk Profile Growth Standard Class	3,687,984	667	3,688,651	—	102	3,688,549

See accompanying notes.

Lincoln Life & Annuity Variable Annuity Account L

Statements of assets and liabilities (continued)

December 31, 2014

Subaccount	Investments	Contract Purchases Due From Lincoln Life & Annuity Company of New York	Total Assets	Contract Redemptions Due To Lincoln Life & Annuity Company of New York	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
LVIP Managed Risk Profile Moderate Standard Class	$2,130,060	$634	$2,130,694	$—	$59	$2,130,635
LVIP Mondrian International Value Standard Class	2,748,405	—	2,748,405	10,673	76	2,737,656
LVIP SSgA Bond Index Standard Class	375,630	75	375,705	—	10	375,695
LVIP SSgA Emerging Markets 100 Standard Class	642,215	—	642,215	794	18	641,403
LVIP SSgA Global Tactical Allocation RPM Standard Class	1,120,093	47	1,120,140	—	31	1,120,109
LVIP SSgA International Index Standard Class	230,753	—	230,753	186	6	230,561
LVIP SSgA S&P 500 Index Standard Class	77,624,986	—	77,624,986	127,033	2,149	77,495,804
LVIP SSgA Small-Cap Index Standard Class	17,718,296	—	17,718,296	31,275	489	17,686,532
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	12,962,118	—	12,962,118	2,226	357	12,959,535
LVIP Templeton Growth RPM Standard Class	3,259	—	3,259	—	—	3,259
LVIP UBS Large Cap Growth RPM Standard Class	1,681,142	—	1,681,142	1,028	46	1,680,068
NB AMT Large Cap Value I Class	5,279,999	—	5,279,999	31,992	146	5,247,861
T. Rowe Price International Stock	7,091,583	—	7,091,583	6,861	195	7,084,527

See accompanying notes.

Lincoln Life & Annuity Variable Annuity Account L

Statements of operations

Year Ended December 31, 2014

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
ABVPSF Global Thematic Growth Class B	$—	$(17,481)	$(17,481)	$34,327
ABVPSF Growth Class B	—	(12,731)	(12,731)	30,743
American Century VP Balanced Class I	163,828	(107,110)	56,718	141,552
American Funds Global Growth Class 2	42,869	(36,906)	5,963	115,251
American Funds Growth Class 2	157,735	(199,719)	(41,984)	694,211
American Funds Growth-Income Class 2	98,594	(75,744)	22,850	247,176
American Funds International Class 2	91,872	(67,515)	24,357	121,044
BlackRock Global Allocation V.I. Class I	16,293	(7,420)	8,873	11,107
Delaware VIP Diversified Income Standard Class	47,389	(21,087)	26,302	1,633
Delaware VIP High Yield Standard Class	105,893	(16,484)	89,409	10,130
Delaware VIP REIT Service Class	97,081	(86,524)	10,557	121,282
Delaware VIP Small Cap Value Service Class	18,589	(55,403)	(36,814)	163,511
Delaware VIP Smid Cap Growth Service Class	—	(25,391)	(25,391)	153,256
Deutsche Alternative Asset Allocation VIP Class A	1,624	(883)	741	35
Fidelity VIP Asset Manager Initial Class	326,846	(224,898)	101,948	335,823
Fidelity VIP Contrafund Service Class 2	100,690	(137,760)	(37,070)	560,315
Fidelity VIP Growth Initial Class	95,098	(517,133)	(422,035)	2,354,162
Fidelity VIP Money Market Initial Class	3	—	3	—
Janus Aspen Global Research Institutional Class	89,423	(83,115)	6,308	148,520
LVIP Baron Growth Opportunities Service Class	30,029	(167,764)	(137,735)	887,312
LVIP BlackRock Emerging Markets RPM Standard Class	292	(96)	196	(1,395)
LVIP BlackRock Inflation Protected Bond Standard Class	6,162	(3,895)	2,267	(5,702)
LVIP Clarion Global Real Estate Standard Class	5,451	(1,763)	3,688	2,238
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	(1,384)	(1,384)	(46)
LVIP Delaware Bond Standard Class	52,893	(28,758)	24,135	32,135
LVIP Delaware Diversified Floating Rate Service Class	572	(434)	138	37
LVIP Delaware Foundation Aggressive Allocation Standard Class	3,739	(1,256)	2,483	704
LVIP Delaware Foundation Conservative Allocation Standard Class	17,719	(6,568)	11,151	2,707
LVIP Delaware Foundation Moderate Allocation Standard Class	2,117	(1,119)	998	4,188
LVIP Delaware Growth and Income Standard Class	70,610	(36,124)	34,486	111,996
LVIP Delaware Social Awareness Standard Class	89,043	(56,823)	32,220	125,651
LVIP Global Income Standard Class	684	(1,210)	(526)	(65)
LVIP JPMorgan Mid Cap Value RPM Standard Class	29	(21)	8	—
LVIP Managed Risk Profile 2010 Standard Class	4,505	(2,335)	2,170	5,830
LVIP Managed Risk Profile 2020 Standard Class	27,076	(13,219)	13,857	21,898
LVIP Managed Risk Profile 2030 Standard Class	18,085	(8,081)	10,004	18,737
LVIP Managed Risk Profile 2040 Standard Class	24,336	(10,041)	14,295	11,724
LVIP Managed Risk Profile 2050 Standard Class	3,085	(1,238)	1,847	454
LVIP Managed Risk Profile Conservative Standard Class	13,473	(6,655)	6,818	7,731
LVIP Managed Risk Profile Growth Standard Class	74,741	(36,650)	38,091	27,626
LVIP Managed Risk Profile Moderate Standard Class	41,502	(21,663)	19,839	48,984
LVIP Mondrian International Value Standard Class	115,588	(30,965)	84,623	10,742
LVIP SSgA Bond Index Standard Class	8,049	(4,005)	4,044	(1,294)
LVIP SSgA Emerging Markets 100 Standard Class	19,695	(7,774)	11,921	28,134
LVIP SSgA Global Tactical Allocation RPM Standard Class	25,117	(10,917)	14,200	5,281
LVIP SSgA International Index Standard Class	6,513	(2,027)	4,486	236
LVIP SSgA S&P 500 Index Standard Class	1,421,534	(753,076)	668,458	1,136,522
LVIP SSgA Small-Cap Index Standard Class	146,243	(174,906)	(28,663)	227,048
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	29,682	(124,038)	(94,356)	508,699
LVIP Templeton Growth RPM Standard Class	49	(20)	29	(1)
LVIP UBS Large Cap Growth RPM Standard Class	—	(16,853)	(16,853)	91,821
NB AMT Large Cap Value I Class	38,141	(51,679)	(13,538)	104,448
T. Rowe Price International Stock	77,660	(74,697)	2,963	134,827

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
ABVPSF Global Thematic Growth Class B	$—	$34,327	$47,679	$64,525
ABVPSF Growth Class B	25,597	56,340	102,739	146,348
American Century VP Balanced Class I	933,998	1,075,550	(235,755)	896,513
American Funds Global Growth Class 2	361,794	477,045	(438,030)	44,978
American Funds Growth Class 2	962,621	1,656,832	(199,234)	1,415,614
American Funds Growth-Income Class 2	359,840	607,016	55,607	685,473
American Funds International Class 2	—	121,044	(391,150)	(245,749)
BlackRock Global Allocation V.I. Class I	56,393	67,500	(69,381)	6,992
Delaware VIP Diversified Income Standard Class	—	1,633	57,768	85,703
Delaware VIP High Yield Standard Class	25,213	35,343	(146,785)	(22,033)
Delaware VIP REIT Service Class	—	121,282	1,963,352	2,095,191
Delaware VIP Small Cap Value Service Class	473,169	636,680	(354,710)	245,156
Delaware VIP Smid Cap Growth Service Class	253,609	406,865	(341,897)	39,577
Deutsche Alternative Asset Allocation VIP Class A	521	556	559	1,856
Fidelity VIP Asset Manager Initial Class	1,046,228	1,382,051	(421,090)	1,062,909
Fidelity VIP Contrafund Service Class 2	280,360	840,675	575,971	1,379,576
Fidelity VIP Growth Initial Class	—	2,354,162	3,062,490	4,994,617
Fidelity VIP Money Market Initial Class	—	—	—	3
Janus Aspen Global Research Institutional Class	—	148,520	360,158	514,986
LVIP Baron Growth Opportunities Service Class	94,514	981,826	(235,144)	608,947
LVIP BlackRock Emerging Markets RPM Standard Class	—	(1,395)	(1,982)	(3,181)
LVIP BlackRock Inflation Protected Bond Standard Class	—	(5,702)	11,430	7,995
LVIP Clarion Global Real Estate Standard Class	—	2,238	13,233	19,159
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	—	(46)	10,710	9,280
LVIP Delaware Bond Standard Class	13,884	46,019	69,897	140,051
LVIP Delaware Diversified Floating Rate Service Class	—	37	(599)	(424)
LVIP Delaware Foundation Aggressive Allocation Standard Class	—	704	884	4,071
LVIP Delaware Foundation Conservative Allocation Standard Class	28,754	31,461	(17,799)	24,813
LVIP Delaware Foundation Moderate Allocation Standard Class	3,887	8,075	(4,928)	4,145
LVIP Delaware Growth and Income Standard Class	192,323	304,319	73,109	411,914
LVIP Delaware Social Awareness Standard Class	290,445	416,096	317,366	765,682
LVIP Global Income Standard Class	162	97	1,563	1,134
LVIP JPMorgan Mid Cap Value RPM Standard Class	—	—	118	126
LVIP Managed Risk Profile 2010 Standard Class	—	5,830	2,327	10,327
LVIP Managed Risk Profile 2020 Standard Class	—	21,898	6,421	42,176
LVIP Managed Risk Profile 2030 Standard Class	—	18,737	(5,949)	22,792
LVIP Managed Risk Profile 2040 Standard Class	—	11,724	(3,800)	22,219
LVIP Managed Risk Profile 2050 Standard Class	18,524	18,978	(18,907)	1,918
LVIP Managed Risk Profile Conservative Standard Class	8,203	15,934	7,575	30,327
LVIP Managed Risk Profile Growth Standard Class	—	27,626	21,688	87,405
LVIP Managed Risk Profile Moderate Standard Class	—	48,984	(3,972)	64,851
LVIP Mondrian International Value Standard Class	—	10,742	(190,313)	(94,948)
LVIP SSgA Bond Index Standard Class	213	(1,081)	14,039	17,002
LVIP SSgA Emerging Markets 100 Standard Class	—	28,134	(29,486)	10,569
LVIP SSgA Global Tactical Allocation RPM Standard Class	—	5,281	11,438	30,919
LVIP SSgA International Index Standard Class	—	236	(21,396)	(16,674)
LVIP SSgA S&P 500 Index Standard Class	594,070	1,730,592	6,355,423	8,754,473
LVIP SSgA Small-Cap Index Standard Class	455,620	682,668	(48,407)	605,598
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	674,080	1,182,779	161,520	1,249,943
LVIP Templeton Growth RPM Standard Class	—	(1)	(269)	(241)
LVIP UBS Large Cap Growth RPM Standard Class	—	91,821	(3,203)	71,765
NB AMT Large Cap Value I Class	—	104,448	344,434	435,344
T. Rowe Price International Stock	41,114	175,941	(335,988)	(157,084)

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets

Years Ended December 31, 2013 and 2014

	ABVPSF Global Thematic Growth Class B Subaccount	ABVPSF Growth Class B Subaccount	ABVPSF Growth and Income Class B Subaccount	American Century VP Balanced Class I Subaccount	American Century VP Inflation Protection Class I Subaccount	American Funds Global Growth Class 2 Subaccount	American Funds Growth Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,448,906	$890,067	$840,728	$9,783,433	$811,768	$2,966,728	$16,601,237
Changes From Operations:
• Net investment income (loss)	(15,109)	(9,882)	8,024	60,765	934	9,128	(10,937)
• Net realized gain (loss) on investments	23,001	31,419	276,375	302,097	5,145	111,851	437,186
• Net change in unrealized appreciation or depreciation on investments	300,107	268,524	(137,186)	1,196,474	(17,333)	729,880	4,180,381
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	307,999	290,061	147,213	1,559,336	(11,254)	850,859	4,606,630
Changes From Unit Transactions:
• Contract purchases	105,131	78,663	96,515	324,421	22,079	252,024	1,128,594
• Contract withdrawals	(127,956)	(87,569)	(74,106)	(745,664)	(101,933)	(318,348)	(1,593,967)
• Contract transfers	(28,856)	43,020	(1,010,350)	(97,840)	(720,660)	53,466	(385,948)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(51,681)	34,114	(987,941)	(519,083)	(800,514)	(12,858)	(851,321)
TOTAL INCREASE (DECREASE) IN NET ASSETS	256,318	324,175	(840,728)	1,040,253	(811,768)	838,001	3,755,309
NET ASSETS AT DECEMBER 31, 2013	1,705,224	1,214,242	—	10,823,686	—	3,804,729	20,356,546
Changes From Operations:
• Net investment income (loss)	(17,481)	(12,731)	—	56,718	—	5,963	(41,984)
• Net realized gain (loss) on investments	34,327	56,340	—	1,075,550	—	477,045	1,656,832
• Net change in unrealized appreciation or depreciation on investments	47,679	102,739	—	(235,755)	—	(438,030)	(199,234)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	64,525	146,348	—	896,513	—	44,978	1,415,614
Changes From Unit Transactions:
• Contract purchases	95,078	87,406	—	286,051	—	221,341	945,570
• Contract withdrawals	(205,357)	(88,506)	—	(1,651,375)	—	(487,028)	(2,488,270)
• Contract transfers	78,112	58,036	—	595,560	—	130,412	7,139
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(32,167)	56,936	—	(769,764)	—	(135,275)	(1,535,561)
TOTAL INCREASE (DECREASE) IN NET ASSETS	32,358	203,284	—	126,749	—	(90,297)	(119,947)
NET ASSETS AT DECEMBER 31, 2014	$1,737,582	$1,417,526	$—	$10,950,435	$—	$3,714,432	$20,236,599

See accompanying notes.

	American Funds Growth-Income Class 2 Subaccount	American Funds International Class 2 Subaccount	BlackRock Global Allocation V.I. Class I Subaccount	Delaware VIP Diversified Income Standard Class Subaccount	Delaware VIP High Yield Standard Class Subaccount	Delaware VIP REIT Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$5,634,923	$6,074,250	$580,963	$2,376,173	$1,660,431	$8,856,466
Changes From Operations:
• Net investment income (loss)	25,882	24,579	1,800	30,260	106,448	30,116
• Net realized gain (loss) on investments	142,746	22,636	31,285	34,297	39,865	81,604
• Net change in unrealized appreciation or depreciation on investments	1,629,382	1,180,211	48,398	(115,388)	(17,727)	2,685
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,798,010	1,227,426	81,483	(50,831)	128,586	114,405
Changes From Unit Transactions:
• Contract purchases	496,661	431,511	93,833	214,918	167,213	468,701
• Contract withdrawals	(751,704)	(504,281)	(77,640)	(231,965)	(240,398)	(871,703)
• Contract transfers	302,793	(46,602)	55,901	(335,049)	(150,572)	(813,403)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,750	(119,372)	72,094	(352,096)	(223,757)	(1,216,405)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,845,760	1,108,054	153,577	(402,927)	(95,171)	(1,102,000)
NET ASSETS AT DECEMBER 31, 2013	7,480,683	7,182,304	734,540	1,973,246	1,565,260	7,754,466
Changes From Operations:
• Net investment income (loss)	22,850	24,357	8,873	26,302	89,409	10,557
• Net realized gain (loss) on investments	607,016	121,044	67,500	1,633	35,343	121,282
• Net change in unrealized appreciation or depreciation on investments	55,607	(391,150)	(69,381)	57,768	(146,785)	1,963,352
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	685,473	(245,749)	6,992	85,703	(22,033)	2,095,191
Changes From Unit Transactions:
• Contract purchases	469,293	369,112	111,820	197,003	129,459	381,813
• Contract withdrawals	(871,133)	(855,980)	(70,823)	(185,050)	(127,396)	(1,156,131)
• Contract transfers	165,060	(77,252)	(46,449)	148,663	42,057	583,061
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(236,780)	(564,120)	(5,452)	160,616	44,120	(191,257)
TOTAL INCREASE (DECREASE) IN NET ASSETS	448,693	(809,869)	1,540	246,319	22,087	1,903,934
NET ASSETS AT DECEMBER 31, 2014	$7,929,376	$6,372,435	$736,080	$2,219,565	$1,587,347	$9,658,400

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	Delaware VIP Small Cap Value Service Class Subaccount	Delaware VIP Smid Cap Growth Service Class Subaccount	Dreyfus Opportunistic Small Cap Initial Class Subaccount	Dreyfus Stock Index Initial Class Subaccount	Deutsche Alternative Asset Allocation VIP Class A Subaccount	Deutsche Equity 500 Index VIP Class A Subaccount	Deutsche Small Cap Index VIP Class A Subaccount
NET ASSETS AT JANUARY 1, 2013	$4,342,152	$2,161,831	$12,521,864	$29,068,099	$54,864	$2,487,645	$1,678,634
Changes From Operations:
• Net investment income (loss)	(24,773)	(23,464)	(50,628)	20,652	475	39,089	25,999
• Net realized gain (loss) on investments	375,083	278,749	(805,288)	8,428,117	808	736,334	385,549
• Net change in unrealized appreciation or depreciation on investments	1,020,822	538,264	3,161,231	(3,497,563)	(924)	(355,207)	(119,480)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,371,132	793,549	2,305,315	4,951,206	359	420,216	292,068
Changes From Unit Transactions:
• Contract purchases	268,501	164,864	187,362	333,049	23,153	82,051	63,524
• Contract withdrawals	(542,233)	(255,238)	(339,055)	(1,219,985)	(1,467)	(86,029)	(50,072)
• Contract transfers	231,488	(114,929)	(14,675,486)	(33,132,369)	404	(2,903,883)	(1,984,154)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(42,244)	(205,303)	(14,827,179)	(34,019,305)	22,090	(2,907,861)	(1,970,702)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,328,888	588,246	(12,521,864)	(29,068,099)	22,449	(2,487,645)	(1,678,634)
NET ASSETS AT DECEMBER 31, 2013	5,671,040	2,750,077	—	—	77,313	—	—
Changes From Operations:
• Net investment income (loss)	(36,814)	(25,391)	—	—	741	—	—
• Net realized gain (loss) on investments	636,680	406,865	—	—	556	—	—
• Net change in unrealized appreciation or depreciation on investments	(354,710)	(341,897)	—	—	559	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	245,156	39,577	—	—	1,856	—	—
Changes From Unit Transactions:
• Contract purchases	246,377	155,670	—	—	11,254	—	—
• Contract withdrawals	(775,036)	(324,145)	—	—	(2,835)	—	—
• Contract transfers	96,819	(77,982)	—	—	6,080	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(431,840)	(246,457)	—	—	14,499	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(186,684)	(206,880)	—	—	16,355	—	—
NET ASSETS AT DECEMBER 31, 2014	$5,484,356	$2,543,197	$—	$—	$93,668	$—	$—

See accompanying notes.

	Fidelity VIP Asset Manager Initial Class Subaccount	Fidelity VIP Contrafund Service Class 2 Subaccount	Fidelity VIP Equity-Income Initial Class Subaccount	Fidelity VIP Growth Initial Class Subaccount	Fidelity VIP Money Market Initial Class Subaccount	Janus Aspen Global Research Institutional Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$21,447,098	$11,075,118	$24,448,034	$40,967,776	$23,761	$7,008,054
Changes From Operations:
• Net investment income (loss)	125,959	(18,658)	(97,973)	(321,118)	7	15,999
• Net realized gain (loss) on investments	170,947	215,846	2,268,003	974,711	—	24,418
• Net change in unrealized appreciation or depreciation on investments	2,684,642	3,026,435	1,986,601	12,991,015	—	1,797,050
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,981,548	3,223,623	4,156,631	13,644,608	7	1,837,467
Changes From Unit Transactions:
• Contract purchases	551,143	996,309	383,215	1,073,064	43,323	320,509
• Contract withdrawals	(1,754,002)	(1,209,455)	(1,060,405)	(3,397,161)	(6,098)	(488,590)
• Contract transfers	(385,513)	(98,705)	(27,927,475)	(1,145,098)	(32,522)	(293,842)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,588,372)	(311,851)	(28,604,665)	(3,469,195)	4,703	(461,923)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,393,176	2,911,772	(24,448,034)	10,175,413	4,710	1,375,544
NET ASSETS AT DECEMBER 31, 2013	22,840,274	13,986,890	—	51,143,189	28,471	8,383,598
Changes From Operations:
• Net investment income (loss)	101,948	(37,070)	—	(422,035)	3	6,308
• Net realized gain (loss) on investments	1,382,051	840,675	—	2,354,162	—	148,520
• Net change in unrealized appreciation or depreciation on investments	(421,090)	575,971	—	3,062,490	—	360,158
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,062,909	1,379,576	—	4,994,617	3	514,986
Changes From Unit Transactions:
• Contract purchases	526,872	783,984	—	1,140,194	64,957	313,067
• Contract withdrawals	(3,191,763)	(2,173,564)	—	(7,660,522)	(15,077)	(1,632,229)
• Contract transfers	286,060	139,434	—	2,065,055	(36,762)	722,101
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,378,831)	(1,250,146)	—	(4,455,273)	13,118	(597,061)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,315,922)	129,430	—	539,344	13,121	(82,075)
NET ASSETS AT DECEMBER 31, 2014	$21,524,352	$14,116,320	$—	$51,682,533	$41,592	$8,301,523

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP Baron Growth Opportunities Service Class Subaccount	LVIP BlackRock Emerging Markets RPM Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Standard Class Subaccount	LVIP Clarion Global Real Estate Standard Class Subaccount	LVIP Columbia Small-Mid Cap Growth RPM Standard Class Subaccount	LVIP Delaware Bond Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Service Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$13,762,889	$—	$19,997	$125,069	$—	$3,795,706	$12,680
Changes From Operations:
• Net investment income (loss)	(89,867)	—	(299)	(1,411)	—	21,891	(47)
• Net realized gain (loss) on investments	2,005,104	—	769	7,369	—	82,421	(33)
• Net change in unrealized appreciation or depreciation on investments	3,173,246	—	(32,901)	(2,577)	—	(215,323)	42
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,088,483	—	(32,431)	3,381	—	(111,011)	(38)
Changes From Unit Transactions:
• Contract purchases	698,193	—	36,177	32,905	—	222,178	11,695
• Contract withdrawals	(1,425,657)	—	(4,721)	(7,476)	—	(517,012)	(4)
• Contract transfers	(259,648)	—	321,650	(4,826)	—	(530,913)	8,276
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(987,112)	—	353,106	20,603	—	(825,747)	19,967
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,101,371	—	320,675	23,984	—	(936,758)	19,929
NET ASSETS AT DECEMBER 31, 2013	17,864,260	—	340,672	149,053	—	2,858,948	32,609
Changes From Operations:
• Net investment income (loss)	(137,735)	196	2,267	3,688	(1,384)	24,135	138
• Net realized gain (loss) on investments	981,826	(1,395)	(5,702)	2,238	(46)	46,019	37
• Net change in unrealized appreciation or depreciation on investments	(235,144)	(1,982)	11,430	13,233	10,710	69,897	(599)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	608,947	(3,181)	7,995	19,159	9,280	140,051	(424)
Changes From Unit Transactions:
• Contract purchases	655,609	479	63,731	29,457	15	209,527	5,582
• Contract withdrawals	(2,613,049)	—	(52,674)	(7,468)	(48,884)	(367,634)	(13,323)
• Contract transfers	183,038	24,387	74,000	22,031	506,034	(247,654)	25,858
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,774,402)	24,866	85,057	44,020	457,165	(405,761)	18,117
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,165,455)	21,685	93,052	63,179	466,445	(265,710)	17,693
NET ASSETS AT DECEMBER 31, 2014	$16,698,805	$21,685	$433,724	$212,232	$466,445	$2,593,238	$50,302

See accompanying notes.

	LVIP Delaware Foundation Aggressive Allocation Standard Class Subaccount	LVIP Delaware Foundation Conservative Allocation Standard Class Subaccount	LVIP Delaware Foundation Moderate Allocation Standard Class Subaccount	LVIP Delaware Growth and Income Standard Class Subaccount	LVIP Delaware Social Awareness Standard Class Subaccount	LVIP Global Income Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$63,146	$562,411	$42,616	$2,764,688	$4,459,114	$260,228
Changes From Operations:
• Net investment income (loss)	555	7,404	1,390	25,452	11,643	(1,293)
• Net realized gain (loss) on investments	3,301	12,000	4,166	162,988	294,127	(60)
• Net change in unrealized appreciation or depreciation on investments	12,405	29,037	6,553	674,053	1,173,255	(5,543)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,261	48,441	12,109	862,493	1,479,025	(6,896)
Changes From Unit Transactions:
• Contract purchases	29,877	39,402	13,661	225,877	148,898	22,150
• Contract withdrawals	(4,015)	(12,306)	(1,457)	(311,536)	(782,310)	(89,577)
• Contract transfers	(3,570)	4,959	65,656	17,305	91,473	(60,130)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,292	32,055	77,860	(68,354)	(541,939)	(127,557)
TOTAL INCREASE (DECREASE) IN NET ASSETS	38,553	80,496	89,969	794,139	937,086	(134,453)
NET ASSETS AT DECEMBER 31, 2013	101,699	642,907	132,585	3,558,827	5,396,200	125,775
Changes From Operations:
• Net investment income (loss)	2,483	11,151	998	34,486	32,220	(526)
• Net realized gain (loss) on investments	704	31,461	8,075	304,319	416,096	97
• Net change in unrealized appreciation or depreciation on investments	884	(17,799)	(4,928)	73,109	317,366	1,563
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,071	24,813	4,145	411,914	765,682	1,134
Changes From Unit Transactions:
• Contract purchases	33,867	27,537	16,226	141,405	134,043	29,617
• Contract withdrawals	(10,199)	(58,786)	(41,164)	(383,637)	(389,545)	(28,240)
• Contract transfers	38,030	28,962	(6,991)	9,959	194,001	(168)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	61,698	(2,287)	(31,929)	(232,273)	(61,501)	1,209
TOTAL INCREASE (DECREASE) IN NET ASSETS	65,769	22,526	(27,784)	179,641	704,181	2,343
NET ASSETS AT DECEMBER 31, 2014	$167,468	$665,433	$104,801	$3,738,468	$6,100,381	$128,118

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP JPMorgan Mid Cap Value RPM Standard Class Subaccount	LVIP Managed Risk Profile 2010 Standard Class Subaccount	LVIP Managed Risk Profile 2020 Standard Class Subaccount	LVIP Managed Risk Profile 2030 Standard Class Subaccount	LVIP Managed Risk Profile 2040 Standard Class Subaccount	LVIP Managed Risk Profile 2050 Standard Class Subaccount	LVIP Managed Risk Profile Conservative Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$—	$63,149	$935,612	$619,975	$703,749	$31,370	$848,886
Changes From Operations:
• Net investment income (loss)	—	1,081	5,835	2,351	2,656	361	4,117
• Net realized gain (loss) on investments	—	645	19,083	28,074	16,616	2,039	49,506
• Net change in unrealized appreciation or depreciation on investments	—	3,749	83,336	52,678	93,172	7,121	10,746
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	5,475	108,254	83,103	112,444	9,521	64,369
Changes From Unit Transactions:
• Contract purchases	—	5,023	156,355	192,865	183,990	45,194	87,132
• Contract withdrawals	—	(4,303)	(24,647)	(99,552)	(85,225)	(22,093)	(270,606)
• Contract transfers	—	75,355	127,444	(51,610)	(42,121)	15,282	(83,141)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	76,075	259,152	41,703	56,644	38,383	(266,615)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	81,550	367,406	124,806	169,088	47,904	(202,246)
NET ASSETS AT DECEMBER 31, 2013	—	144,699	1,303,018	744,781	872,837	79,274	646,640
Changes From Operations:
• Net investment income (loss)	8	2,170	13,857	10,004	14,295	1,847	6,818
• Net realized gain (loss) on investments	—	5,830	21,898	18,737	11,724	18,978	15,934
• Net change in unrealized appreciation or depreciation on investments	118	2,327	6,421	(5,949)	(3,800)	(18,907)	7,575
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	126	10,327	42,176	22,792	22,219	1,918	30,327
Changes From Unit Transactions:
• Contract purchases	107	2,057	159,194	207,977	176,024	83,141	64,745
• Contract withdrawals	—	(73,133)	(158,417)	(50,580)	(52,625)	(5,236)	(49,283)
• Contract transfers	3,500	125,580	51,798	(50,400)	57,417	1,635	(9,845)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,607	54,504	52,575	106,997	180,816	79,540	5,617
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,733	64,831	94,751	129,789	203,035	81,458	35,944
NET ASSETS AT DECEMBER 31, 2014	$3,733	$209,530	$1,397,769	$874,570	$1,075,872	$160,732	$682,584

See accompanying notes.

	LVIP Managed Risk Profile Growth Standard Class Subaccount	LVIP Managed Risk Profile Moderate Standard Class Subaccount	LVIP Mondrian International Value Standard Class Subaccount	LVIP SSgA Bond Index Standard Class Subaccount	LVIP SSgA Emerging Markets 100 Standard Class Subaccount	LVIP SSgA Global Tactical Allocation RPM Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$3,173,273	$2,178,264	$2,846,406	$216,570	$654,891	$1,012,395
Changes From Operations:
• Net investment income (loss)	25,185	15,856	42,540	3,225	15,044	11,132
• Net realized gain (loss) on investments	25,354	49,471	(42,147)	(1,688)	(43,056)	5,169
• Net change in unrealized appreciation or depreciation on investments	345,698	148,026	553,020	(12,438)	34,002	69,274
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	396,237	213,353	553,413	(10,901)	5,990	85,575
Changes From Unit Transactions:
• Contract purchases	254,931	233,867	179,869	47,294	80,559	102,544
• Contract withdrawals	(183,812)	(242,352)	(306,170)	(11,699)	(46,872)	(81,654)
• Contract transfers	(100,294)	(208,912)	(179,904)	60,736	307,587	(60,704)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,175)	(217,397)	(306,205)	96,331	341,274	(39,814)
TOTAL INCREASE (DECREASE) IN NET ASSETS	367,062	(4,044)	247,208	85,430	347,264	45,761
NET ASSETS AT DECEMBER 31, 2013	3,540,335	2,174,220	3,093,614	302,000	1,002,155	1,058,156
Changes From Operations:
• Net investment income (loss)	38,091	19,839	84,623	4,044	11,921	14,200
• Net realized gain (loss) on investments	27,626	48,984	10,742	(1,081)	28,134	5,281
• Net change in unrealized appreciation or depreciation on investments	21,688	(3,972)	(190,313)	14,039	(29,486)	11,438
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	87,405	64,851	(94,948)	17,002	10,569	30,919
Changes From Unit Transactions:
• Contract purchases	216,363	183,106	159,464	46,122	100,826	92,661
• Contract withdrawals	(171,396)	(260,096)	(367,800)	(1,494)	(39,992)	(51,679)
• Contract transfers	15,842	(31,446)	(52,674)	12,065	(432,155)	(9,948)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	60,809	(108,436)	(261,010)	56,693	(371,321)	31,034
TOTAL INCREASE (DECREASE) IN NET ASSETS	148,214	(43,585)	(355,958)	73,695	(360,752)	61,953
NET ASSETS AT DECEMBER 31, 2014	$3,688,549	$2,130,635	$2,737,656	$375,695	$641,403	$1,120,109

Lincoln Life & Annuity Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2013 and 2014

	LVIP SSgA International Index Standard Class Subaccount	LVIP SSgA S&P 500 Index Standard Class Subaccount	LVIP SSgA Small-Cap Index Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Subaccount	LVIP Templeton Growth RPM Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2013	$34,472	$35,515	$4,217	$10,037,771	$—
Changes From Operations:
• Net investment income (loss)	956	621,906	22,628	(113,648)	—
• Net realized gain (loss) on investments	857	90,363	137,657	494,194	—
• Net change in unrealized appreciation or depreciation on investments	10,247	7,044,786	2,500,858	2,870,739	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,060	7,757,055	2,661,143	3,251,285	—
Changes From Unit Transactions:
• Contract purchases	46,838	1,536,890	365,342	365,149	—
• Contract withdrawals	(258)	(3,008,315)	(826,737)	(885,635)	—
• Contract transfers	13,343	68,744,306	16,253,470	(254,031)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	59,923	67,272,881	15,792,075	(774,517)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	71,983	75,029,936	18,453,218	2,476,768	—
NET ASSETS AT DECEMBER 31, 2013	106,455	75,065,451	18,457,435	12,514,539	—
Changes From Operations:
• Net investment income (loss)	4,486	668,458	(28,663)	(94,356)	29
• Net realized gain (loss) on investments	236	1,730,592	682,668	1,182,779	(1)
• Net change in unrealized appreciation or depreciation on investments	(21,396)	6,355,423	(48,407)	161,520	(269)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16,674)	8,754,473	605,598	1,249,943	(241)
Changes From Unit Transactions:
• Contract purchases	74,408	2,505,649	719,731	458,029	—
• Contract withdrawals	(545)	(11,257,398)	(2,789,677)	(1,818,265)	—
• Contract transfers	66,917	2,427,629	693,445	555,289	3,500
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	140,780	(6,324,120)	(1,376,501)	(804,947)	3,500
TOTAL INCREASE (DECREASE) IN NET ASSETS	124,106	2,430,353	(770,903)	444,996	3,259
NET ASSETS AT DECEMBER 31, 2014	$230,561	$77,495,804	$17,686,532	$12,959,535	$3,259

See accompanying notes.

	LVIP UBS Large Cap Growth RPM Standard Class Subaccount	NB AMT Large Cap Value I Class Subaccount	NB AMT Mid Cap Growth I Class Subaccount	T. Rowe Price International Stock Subaccount
NET ASSETS AT JANUARY 1, 2013	$1,438,489	$4,171,843	$5,006,418	$7,384,468
Changes From Operations:
• Net investment income (loss)	(15,562)	8,173	(19,505)	(10,749)
• Net realized gain (loss) on investments	34,547	13,539	1,729,001	146,718
• Net change in unrealized appreciation or depreciation on investments	323,564	1,192,928	(1,007,528)	755,408
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	342,549	1,214,640	701,968	891,377
Changes From Unit Transactions:
• Contract purchases	117,880	219,239	144,733	343,953
• Contract withdrawals	(121,535)	(300,721)	(305,418)	(681,935)
• Contract transfers	(27,874)	(89,084)	(5,547,701)	(366,988)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(31,529)	(170,566)	(5,708,386)	(704,970)
TOTAL INCREASE (DECREASE) IN NET ASSETS	311,020	1,044,074	(5,006,418)	186,407
NET ASSETS AT DECEMBER 31, 2013	1,749,509	5,215,917	—	7,570,875
Changes From Operations:
• Net investment income (loss)	(16,853)	(13,538)	—	2,963
• Net realized gain (loss) on investments	91,821	104,448	—	175,941
• Net change in unrealized appreciation or depreciation on investments	(3,203)	344,434	—	(335,988)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	71,765	435,344	—	(157,084)
Changes From Unit Transactions:
• Contract purchases	110,907	197,245	—	319,942
• Contract withdrawals	(257,368)	(1,145,316)	—	(814,533)
• Contract transfers	5,255	544,671	—	165,327
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(141,206)	(403,400)	—	(329,264)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(69,441)	31,944	—	(486,348)
NET ASSETS AT DECEMBER 31, 2014	$1,680,068	$5,247,861	$—	$7,084,527

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements

December 31, 2014

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life & Annuity Variable Annuity Account L (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on January 31, 1997, are part of the operations of the Company. The Variable Account offers only one product (Group Variable Annuity) at one fee rate.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-three mutual funds (the Funds) of eleven diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):

ABVPSF Global Thematic Growth Class B Fund

ABVPSF Growth Class B Fund

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Balanced Class I Portfolio

American Funds Insurance Series (American Funds):

American Funds Global Growth Class 2 Fund

American Funds Growth Class 2 Fund

American Funds Growth-Income Class 2 Fund

American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Class I Fund

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Standard Class Series

Delaware VIP High Yield Standard Class Series

Delaware VIP REIT Service Class Series

Delaware VIP Small Cap Value Service Class Series

Delaware VIP Smid Cap Growth Service Class Series

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Class A Portfolio

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Asset Manager Initial Class Portfolio

Fidelity VIP Contrafund Service Class 2 Portfolio

Fidelity VIP Growth Initial Class Portfolio

Fidelity VIP Money Market Initial Class Portfolio

Janus Aspen Series:

Janus Aspen Global Research Institutional Class Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Baron Growth Opportunities Service Class Fund

LVIP BlackRock Emerging Markets RPM Standard Class Fund

LVIP BlackRock Inflation Protected Bond Standard Class Fund

LVIP Clarion Global Real Estate Standard Class Fund

LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund

LVIP Delaware Bond Standard Class Fund

LVIP Delaware Diversified Floating Rate Service Class Fund

LVIP Delaware Foundation Aggressive Allocation Standard Class Fund

LVIP Delaware Foundation Conservative Allocation Standard Class Fund

LVIP Delaware Foundation Moderate Allocation Standard Class Fund

LVIP Delaware Growth and Income Standard Class Fund

LVIP Delaware Social Awareness Standard Class Fund

LVIP Global Income Standard Class Fund

LVIP JPMorgan Mid Cap Value RPM Standard Class Fund

LVIP Managed Risk Profile 2010 Standard Class Fund

LVIP Managed Risk Profile 2020 Standard Class Fund

LVIP Managed Risk Profile 2030 Standard Class Fund

LVIP Managed Risk Profile 2040 Standard Class Fund

LVIP Managed Risk Profile 2050 Standard Class Fund

LVIP Managed Risk Profile Conservative Standard Class Fund

LVIP Managed Risk Profile Growth Standard Class Fund

LVIP Managed Risk Profile Moderate Standard Class Fund

LVIP Mondrian International Value Standard Class Fund

LVIP SSgA Bond Index Standard Class Fund

LVIP SSgA Emerging Markets 100 Standard Class Fund

LVIP SSgA Global Tactical Allocation RPM Standard Class Fund

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSgA International Index Standard Class Fund

LVIP SSgA S&P 500 Index Standard Class Fund

LVIP SSgA Small-Cap Index Standard Class Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund

LVIP Templeton Growth RPM Standard Class Fund

LVIP UBS Large Cap Growth RPM Standard Class Fund

Neuberger Berman Advisors Management Trust (NB AMT):

NB AMT Large Cap Value I Class Portfolio

T. Rowe Price International Series, Inc. (T. Rowe Price):

T. Rowe Price International Stock Class I Portfolio

*  Denotes an affiliate of the Company

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2014. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946, Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investment Fund Changes: During 2013, the following funds ceased to be available as investment options to Variable Account Contract owners:

ABVPSF Growth and Income Class B Fund	DWS Equity 500 Index VIP Class A Portfolio
American Century VP Inflation Protection Class I Portfolio	DWS Small Cap Index VIP Class A Portfolio
Dreyfus Opportunistic Small Cap Initial Class Portfolio	Fidelity VIP Equity-Income Initial Class Portfolio
Dreyfus Stock Index Initial Class Fund	NB AMT Mid Cap Growth I Class Portfolio

Also during 2013, the following funds changed their names:

Previous Fund Name	New Fund Name
Janus Aspen Series Worldwide Institutional Class Portfolio	Janus Aspen Global Research Institutional Class Portfolio
LVIP Protected Profile 2010 Standard Class Fund	LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund	LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund	LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund	LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile 2050 Standard Class Fund	LVIP Managed Risk Profile 2050 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund	LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund	LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund	LVIP Managed Risk Profile Moderate Standard Class Fund

During 2014, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced 2014, operations during the 2014 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2014:

LVIP BlackRock Emerging Markets RPM Standard Class Fund	LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund	LVIP Templeton Growth RPM Standard Class Fund

Also during 2014, the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at an effective daily rate of .0027397% (1.00% on an annual basis) of each portfolio's average daily net assets within the Variable Account with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge.

During May, 2013, the fund replacement listed below occurred in certain products. The replacement fund has higher fund expenses than the fund it replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction will last for a period of two years. The fund replacement was as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
American Century VP Inflation Protection Class I Fund	LVIP BlackRock Inflation Protected Bond Standard Class Fund	0.06%

In addition, amounts retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges for 2014 and 2013 were $54,121 and $103,670, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2014, follows:

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
ABVPSF Global Thematic Growth Class B
	2014		1.00%	$5.80	299,416	$1,737,582	3.76%	0.00%
	2013		1.00%	5.59	304,899	1,705,224	21.70%	0.02%
	2012		1.00%	4.60	315,296	1,448,906	12.11%	0.00%
	2011		1.00%	4.10	436,808	1,790,399	-24.17%	0.36%
	2010		1.00%	5.41	349,065	1,886,856	17.40%	1.78%
ABVPSF Growth Class B
	2014		1.00%	12.10	117,191	1,417,526	11.84%	0.00%
	2013		1.00%	10.82	112,271	1,214,242	32.40%	0.03%
	2012		1.00%	8.17	108,958	890,067	12.45%	0.00%
	2011		1.00%	7.26	101,600	738,079	-0.04%	0.00%
	2010		1.00%	7.27	98,605	716,581	13.65%	0.05%
ABVPSF Growth and Income Class B
	2013		0.00%	—	—	—	0.00%	1.23%
	2012		1.00%	13.20	63,691	840,728	16.08%	1.36%
	2011		1.00%	11.37	58,002	659,577	5.01%	1.09%
	2010		1.00%	10.83	55,342	599,278	11.68%	0.00%
American Century VP Balanced Class I
	2014		1.00%	41.82	261,819	10,950,435	8.76%	1.53%
	2013		1.00%	38.46	281,459	10,823,686	16.26%	1.58%
	2012		1.00%	33.08	295,772	9,783,433	10.69%	2.06%
	2011		1.00%	29.88	312,652	9,343,089	4.28%	1.91%
	2010		1.00%	28.66	325,144	9,317,286	10.53%	1.90%
American Century VP Inflation Protection Class I
	2013		0.00%	—	—	—	0.00%	0.52%
	2012		1.00%	13.08	62,057	811,768	6.48%	2.77%
	2011		1.00%	12.29	41,049	504,290	10.98%	4.28%
	2010		1.00%	11.07	10,708	118,536	4.32%	1.76%
American Funds Global Growth Class 2
	2014		1.00%	23.35	159,085	3,714,432	1.30%	1.16%
	2013		1.00%	23.05	165,063	3,804,729	27.89%	1.27%
	2012		1.00%	18.02	164,607	2,966,728	21.34%	0.90%
	2011		1.00%	14.85	187,604	2,786,467	-9.79%	1.32%
	2010		1.00%	16.47	193,534	3,186,619	10.63%	1.51%
American Funds Growth Class 2
	2014		1.00%	15.80	1,280,443	20,236,599	7.43%	0.79%
	2013		1.00%	14.71	1,383,726	20,356,546	28.81%	0.94%
	2012		1.00%	11.42	1,453,546	16,601,237	16.72%	0.80%
	2011		1.00%	9.79	1,472,768	14,411,418	-5.23%	0.62%
	2010		1.00%	10.33	1,443,745	14,907,053	17.50%	0.74%
American Funds Growth-Income Class 2
	2014		1.00%	19.70	402,602	7,929,376	9.53%	1.30%
	2013		1.00%	17.98	416,032	7,480,683	32.17%	1.40%
	2012		1.00%	13.60	414,203	5,634,923	16.31%	1.67%
	2011		1.00%	11.70	397,564	4,649,979	-2.81%	1.59%
	2010		1.00%	12.03	383,423	4,614,123	10.32%	1.54%
American Funds International Class 2
	2014		1.00%	15.16	420,472	6,372,435	-3.62%	1.36%
	2013		1.00%	15.72	456,745	7,182,304	20.42%	1.38%
	2012		1.00%	13.06	465,178	6,074,250	16.73%	1.48%
	2011		1.00%	11.19	495,482	5,542,472	-14.82%	1.76%
	2010		1.00%	13.13	505,100	6,633,175	6.17%	2.06%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
BlackRock Global Allocation V.I. Class I
	2014		1.00%	$14.88	49,455	$736,080	1.09%	2.20%
	2013		1.00%	14.72	49,891	734,540	13.62%	1.28%
	2012		1.00%	12.96	44,834	580,963	9.18%	1.80%
	2011		1.00%	11.87	26,282	311,921	-4.45%	2.96%
	2010		1.00%	12.42	10,790	134,032	8.96%	2.06%
Delaware VIP Diversified Income Standard Class
	2014		1.00%	17.77	124,904	2,219,565	4.27%	2.25%
	2013		1.00%	17.04	115,782	1,973,246	-2.24%	2.41%
	2012		1.00%	17.43	136,295	2,376,173	6.13%	3.09%
	2011		1.00%	16.43	136,293	2,238,927	5.34%	4.05%
	2010		1.00%	15.60	111,312	1,735,937	6.98%	4.63%
Delaware VIP High Yield Standard Class
	2014		1.00%	18.57	85,466	1,587,347	-1.28%	6.42%
	2013		1.00%	18.81	83,199	1,565,260	8.13%	7.46%
	2012		1.00%	17.40	95,433	1,660,431	16.65%	8.51%
	2011		1.00%	14.92	85,507	1,275,364	1.36%	8.77%
	2010		1.00%	14.71	98,043	1,442,664	14.17%	7.10%
Delaware VIP REIT Service Class
	2014		1.00%	38.00	254,160	9,658,400	27.84%	1.12%
	2013		1.00%	29.73	260,861	7,754,466	0.91%	1.34%
	2012		1.00%	29.46	300,639	8,856,466	15.45%	1.29%
	2011		1.00%	25.52	314,936	8,036,267	9.52%	1.35%
	2010		1.00%	23.30	321,971	7,501,734	25.35%	2.51%
Delaware VIP Small Cap Value Service Class
	2014		1.00%	24.66	222,375	5,484,356	4.57%	0.34%
	2013		1.00%	23.59	240,447	5,671,040	31.85%	0.50%
	2012		1.00%	17.89	242,732	4,342,152	12.50%	0.34%
	2011		1.00%	15.90	261,696	4,161,105	-2.57%	0.29%
	2010		1.00%	16.32	258,434	4,217,613	30.60%	0.45%
Delaware VIP Smid Cap Growth Service Class
	2014		1.00%	16.84	151,065	2,543,197	1.85%	0.00%
	2013		1.00%	16.53	166,373	2,750,077	39.57%	0.00%
	2012		1.00%	11.84	182,541	2,161,831	9.61%	0.01%
	2011		1.00%	10.80	176,345	1,905,366	6.83%	0.77%
	2010	10/8/10	1.00%	10.11	152,446	1,541,877	13.45%	0.00%
Dreyfus Opportunistic Small Cap Initial Class
	2012		1.00%	23.82	525,707	12,521,864	19.36%	0.00%
	2011		1.00%	19.95	548,554	10,946,360	-14.70%	0.40%
	2010		1.00%	23.39	570,057	13,336,402	29.85%	0.74%
Dreyfus Stock Index Initial Class
	2013		0.00%	—	—	—	0.00%	0.45%
	2012		1.00%	47.72	609,094	29,068,099	14.59%	2.04%
	2011		1.00%	41.65	647,549	26,969,401	0.86%	1.84%
	2010		1.00%	41.29	680,820	28,112,405	13.70%	1.82%
Deutsche Alternative Asset Allocation VIP Class A
	2014		1.00%	13.39	6,993	93,668	2.47%	1.84%
	2013		1.00%	13.07	5,914	77,313	-0.07%	1.62%
	2012		1.00%	13.08	4,194	54,864	8.63%	3.49%
	2011		1.00%	12.04	7,773	93,596	-3.83%	1.34%
	2010		1.00%	12.52	6,446	80,710	11.35%	1.22%
Deutsche Equity 500 Index VIP Class A
	2013		0.00%	—	—	—	0.00%	1.89%
	2012		1.00%	14.00	177,716	2,487,645	14.55%	1.73%
	2011		1.00%	12.22	173,544	2,120,734	0.82%	1.65%
	2010		1.00%	12.12	165,159	2,001,834	13.56%	1.84%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
Deutsche Small Cap Index VIP Class A
	2013		0.00%	$—	—	$—	0.00%	1.82%
	2012		1.00%	15.31	109,613	1,678,634	15.09%	0.88%
	2011		1.00%	13.31	107,636	1,432,174	-5.37%	0.86%
	2010		1.00%	14.06	111,078	1,561,780	25.14%	0.90%
Fidelity VIP Asset Manager Initial Class
	2014		1.00%	42.28	509,140	21,524,352	4.78%	1.45%
	2013		1.00%	40.35	566,091	22,840,274	14.56%	1.58%
	2012		1.00%	35.22	608,932	21,447,098	11.36%	1.51%
	2011		1.00%	31.63	663,652	20,989,347	-3.53%	1.95%
	2010		1.00%	32.78	692,269	22,695,727	13.13%	1.76%
Fidelity VIP Contrafund Service Class 2
	2014		1.00%	21.84	646,348	14,116,320	10.54%	0.73%
	2013		1.00%	19.76	707,945	13,986,890	29.65%	0.85%
	2012		1.00%	15.24	726,775	11,075,118	14.99%	1.15%
	2011		1.00%	13.25	726,867	9,632,972	-3.75%	0.79%
	2010		1.00%	13.77	712,498	9,810,639	15.76%	1.08%
Fidelity VIP Equity-Income Initial Class
	2012		1.00%	33.42	731,615	24,448,034	16.14%	3.12%
	2011		1.00%	28.77	783,464	22,542,125	-0.03%	2.55%
	2010		1.00%	28.78	798,289	22,976,470	14.00%	1.86%
Fidelity VIP Growth Initial Class
	2014		1.00%	67.91	760,990	51,682,533	10.19%	0.18%
	2013		1.00%	61.63	829,786	51,143,189	34.98%	0.29%
	2012		1.00%	45.66	897,202	40,967,776	13.55%	0.59%
	2011		1.00%	40.21	973,274	39,138,680	-0.80%	0.36%
	2010		1.00%	40.54	1,025,023	41,550,089	22.94%	0.28%
Fidelity VIP Money Market Initial Class
	2014		0.00%	18.01	2,309	41,592	0.01%	0.01%
	2013		0.00%	18.01	1,581	28,471	0.03%	0.03%
	2012		0.00%	18.00	1,320	23,761	0.14%	0.14%
	2011		0.00%	17.98	2,709	48,704	0.11%	0.11%
	2010		0.00%	17.96	4,049	72,714	0.24%	0.18%
Janus Aspen Global Research Institutional Class
	2014		1.00%	19.22	431,854	8,301,523	6.37%	1.08%
	2013		1.00%	18.07	463,926	8,383,598	27.15%	1.21%
	2012		1.00%	14.21	493,093	7,008,054	18.89%	0.89%
	2011		1.00%	11.95	489,692	5,854,086	-14.60%	0.60%
	2010		1.00%	14.00	488,615	6,839,890	14.68%	0.61%
LVIP Baron Growth Opportunities Service Class
	2014		1.00%	55.66	300,018	16,698,805	3.81%	0.18%
	2013		1.00%	53.62	333,189	17,864,260	38.67%	0.43%
	2012		1.00%	38.66	355,961	13,762,889	17.07%	1.18%
	2011		1.00%	33.03	362,828	11,983,185	2.99%	0.00%
	2010		1.00%	32.07	358,268	11,489,270	25.13%	0.00%
LVIP BlackRock Emerging Markets RPM Standard Class
	2014	5/15/14	1.00%	9.30	2,332	21,685	-7.23%	1.92%
LVIP BlackRock Inflation Protected Bond Standard Class
	2014		0.94%	9.50	45,631	433,724	2.10%	1.49%
	2013		0.94%	9.31	36,595	340,672	-9.25%	0.84%
	2012	8/8/12	1.00%	10.26	1,949	19,997	0.94%	0.00%
LVIP Clarion Global Real Estate Standard Class
	2014		1.00%	9.73	21,811	212,232	12.76%	3.09%
	2013		1.00%	8.63	17,272	149,053	2.28%	0.00%
	2012		1.00%	8.44	14,823	125,069	23.44%	0.00%
	2011		1.00%	6.84	15,580	106,492	-9.58%	0.00%
	2010		1.00%	7.56	14,582	110,230	16.80%	0.00%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class
	2014	5/15/14	1.00%	$10.15	45,970	$466,445	3.46%	0.00%
LVIP Delaware Bond Standard Class
	2014		1.00%	16.10	161,113	2,593,238	4.92%	1.84%
	2013		1.00%	15.34	186,361	2,858,948	-3.28%	1.67%
	2012		1.00%	15.86	239,309	3,795,706	5.55%	2.12%
	2011		1.00%	15.03	231,037	3,471,924	6.57%	3.55%
	2010		1.00%	14.10	224,683	3,168,349	7.41%	3.62%
LVIP Delaware Diversified Floating Rate Service Class
	2014		1.00%	9.94	5,062	50,302	-0.64%	1.32%
	2013		1.00%	10.00	3,261	32,609	-0.49%	0.77%
	2012		1.00%	10.05	1,262	12,680	2.93%	4.03%
	2011	6/6/11	1.00%	9.76	14	139	-2.20%	2.65%
LVIP Delaware Foundation Aggressive Allocation Standard Class
	2014		1.00%	17.86	9,378	167,468	3.30%	2.98%
	2013		1.00%	17.29	5,883	101,699	19.04%	1.59%
	2012		1.00%	14.52	4,348	63,146	12.16%	2.14%
	2011		1.00%	12.95	2,786	36,064	-3.01%	4.49%
	2010		1.00%	13.35	150	2,006	11.33%	2.40%
LVIP Delaware Foundation Conservative Allocation Standard Class
	2014		1.00%	15.48	42,991	665,433	3.83%	2.70%
	2013		1.00%	14.91	43,128	642,907	8.25%	2.20%
	2012		1.00%	13.77	40,840	562,411	9.53%	2.67%
	2011		1.00%	12.57	34,305	431,312	1.21%	6.55%
	2010		1.00%	12.42	35,308	438,591	9.33%	1.92%
LVIP Delaware Foundation Moderate Allocation Standard Class
	2014		1.00%	16.62	6,305	104,801	3.59%	1.89%
	2013		1.00%	16.05	8,263	132,585	13.10%	2.39%
	2012		1.00%	14.19	3,004	42,616	10.20%	2.62%
	2011		1.00%	12.87	2,236	28,788	-0.74%	4.45%
	2010		1.00%	12.97	99	1,282	9.92%	3.29%
LVIP Delaware Growth and Income Standard Class
	2014		1.00%	15.84	235,963	3,738,468	12.05%	1.95%
	2013		1.00%	14.14	251,694	3,558,827	31.93%	1.81%
	2012		1.00%	10.72	257,970	2,764,688	14.17%	1.09%
	2011		1.00%	9.39	263,669	2,475,046	0.19%	1.06%
	2010		1.00%	9.37	275,522	2,581,375	11.81%	1.04%
LVIP Delaware Social Awareness Standard Class
	2014		1.00%	26.99	225,985	6,100,381	14.05%	1.57%
	2013		1.00%	23.67	227,995	5,396,200	34.34%	1.23%
	2012		1.00%	17.62	253,099	4,459,114	14.14%	0.77%
	2011		1.00%	15.44	263,129	4,061,668	-0.36%	0.81%
	2010		1.00%	15.49	249,130	3,859,579	10.46%	0.62%
LVIP Global Income Standard Class
	2014		1.00%	12.23	10,478	128,118	0.93%	0.57%
	2013		1.00%	12.11	10,382	125,775	-3.79%	0.20%
	2012		1.00%	12.59	20,666	260,228	6.62%	2.20%
	2011		1.00%	11.81	12,462	147,180	0.08%	5.04%
	2010		1.00%	11.80	6,559	77,402	8.59%	3.36%
LVIP JPMorgan Mid Cap Value RPM Standard Class
	2014	5/15/14	1.00%	10.52	355	3,733	7.14%	0.90%
LVIP Managed Risk Profile 2010 Standard Class
	2014		1.00%	12.95	16,183	209,530	3.74%	1.93%
	2013		1.00%	12.48	11,593	144,699	7.84%	2.36%
	2012		1.00%	11.57	5,456	63,149	7.46%	1.69%
	2011		1.00%	10.77	13,084	140,908	0.24%	0.78%
	2010		1.00%	10.74	11,739	126,118	10.36%	1.15%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
LVIP Managed Risk Profile 2020 Standard Class
	2014		1.00%	$12.50	111,846	$1,397,769	3.35%	2.05%
	2013		1.00%	12.09	107,758	1,303,018	10.03%	1.51%
	2012		1.00%	10.99	85,131	935,612	7.30%	2.18%
	2011		1.00%	10.24	70,291	719,943	-0.80%	0.74%
	2010		1.00%	10.33	52,134	538,295	10.92%	1.13%
LVIP Managed Risk Profile 2030 Standard Class
	2014		1.00%	12.34	70,883	874,570	3.12%	2.24%
	2013		1.00%	11.96	62,249	744,781	12.61%	1.33%
	2012		1.00%	10.62	58,353	619,975	6.82%	1.96%
	2011		1.00%	9.95	43,659	434,223	-1.55%	0.63%
	2010		1.00%	10.10	38,169	385,613	11.43%	0.90%
LVIP Managed Risk Profile 2040 Standard Class
	2014		1.00%	11.69	92,007	1,075,872	2.45%	2.42%
	2013		1.00%	11.41	76,473	872,837	15.38%	1.34%
	2012		1.00%	9.89	71,139	703,749	6.06%	1.85%
	2011		1.00%	9.33	51,555	480,883	-2.44%	0.64%
	2010		1.00%	9.56	31,803	304,071	12.53%	1.00%
LVIP Managed Risk Profile 2050 Standard Class
	2014		1.00%	11.61	13,839	160,732	1.92%	2.49%
	2013		1.00%	11.40	6,956	79,274	17.85%	1.61%
	2012		1.00%	9.67	3,244	31,370	4.95%	2.03%
	2011	6/6/11	1.00%	9.21	1,470	13,544	-7.01%	0.00%
LVIP Managed Risk Profile Conservative Standard Class
	2014		1.00%	16.49	41,400	682,584	4.65%	2.02%
	2013		1.00%	15.76	41,043	646,640	8.66%	1.51%
	2012		1.00%	14.50	58,545	848,886	8.68%	3.94%
	2011		1.00%	13.34	51,666	689,285	2.65%	2.07%
	2010		1.00%	13.00	48,238	626,924	9.40%	4.44%
LVIP Managed Risk Profile Growth Standard Class
	2014		1.00%	15.22	242,351	3,688,549	2.44%	2.04%
	2013		1.00%	14.86	238,286	3,540,335	12.42%	1.74%
	2012		1.00%	13.22	240,099	3,173,273	8.06%	2.56%
	2011		1.00%	12.23	248,311	3,037,078	-1.00%	1.97%
	2010		1.00%	12.35	243,564	3,009,097	11.60%	2.86%
LVIP Managed Risk Profile Moderate Standard Class
	2014		1.00%	16.00	133,185	2,130,635	3.11%	1.92%
	2013		1.00%	15.52	140,137	2,174,220	10.74%	1.76%
	2012		1.00%	14.01	155,479	2,178,264	8.50%	3.39%
	2011		1.00%	12.91	145,490	1,878,666	0.16%	1.81%
	2010		1.00%	12.89	138,348	1,783,601	10.85%	3.05%
LVIP Mondrian International Value Standard Class
	2014		1.00%	17.75	154,274	2,737,656	-3.51%	3.73%
	2013		1.00%	18.39	168,216	3,093,614	20.63%	2.45%
	2012		1.00%	15.25	186,702	2,846,406	8.53%	2.86%
	2011		1.00%	14.05	203,711	2,861,721	-5.17%	3.26%
	2010		1.00%	14.81	202,794	3,004,117	1.44%	3.43%
LVIP SSgA Bond Index Standard Class
	2014		1.00%	12.03	31,230	375,695	4.70%	2.01%
	2013		1.00%	11.49	26,284	302,000	-3.54%	2.15%
	2012		1.00%	11.91	18,182	216,570	2.82%	3.35%
	2011		1.00%	11.58	10,284	119,129	6.33%	4.32%
	2010		1.00%	10.89	15,509	168,964	4.91%	1.91%
LVIP SSgA Emerging Markets 100 Standard Class
	2014		1.00%	14.92	43,000	641,403	-4.33%	2.53%
	2013		1.00%	15.59	64,275	1,002,155	-3.80%	2.99%
	2012		1.00%	16.21	40,408	654,891	11.53%	2.64%
	2011		1.00%	14.53	38,777	563,479	-15.78%	2.40%
	2010		1.00%	17.25	36,371	627,568	26.50%	1.89%

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value	Units Outstanding	Net Assets	Total Return(3)	Investment Income Ratio(4)
LVIP SSgA Global Tactical Allocation RPM Standard Class
	2014		1.00%	$13.93	80,409	$1,120,109	2.94%	2.30%
	2013		1.00%	13.53	78,194	1,058,156	8.72%	2.10%
	2012		1.00%	12.45	81,332	1,012,395	10.04%	3.52%
	2011		1.00%	11.31	80,967	915,869	-0.78%	1.35%
	2010		1.00%	11.40	82,435	939,759	7.65%	0.93%
LVIP SSgA International Index Standard Class
	2014		1.00%	14.55	15,850	230,561	-6.78%	3.22%
	2013		1.00%	15.60	6,822	106,455	19.78%	2.44%
	2012		1.00%	13.03	2,646	34,472	16.95%	1.97%
	2011		1.00%	11.14	2,356	26,247	-13.25%	1.07%
	2010		1.00%	12.84	2,044	26,250	5.99%	2.28%
LVIP SSgA S&P 500 Index Standard Class
	2014		1.00%	15.74	4,922,725	77,495,804	12.30%	1.89%
	2013		1.00%	14.02	5,354,751	75,065,451	30.69%	2.44%
	2012	6/7/12	1.00%	10.73	3,311	35,515	9.05%	2.14%
LVIP SSgA Small-Cap Index Standard Class
	2014		1.00%	15.45	1,144,492	17,686,532	3.63%	0.84%
	2013		1.00%	14.91	1,237,766	18,457,435	36.53%	1.22%
	2012	7/11/12	1.00%	10.92	386	4,217	7.35%	1.49%
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class
	2014		1.00%	25.43	509,556	12,959,535	10.48%	0.24%
	2013		1.00%	23.02	543,610	12,514,539	33.45%	0.00%
	2012		1.00%	17.25	581,894	10,037,771	15.15%	0.00%
	2011		1.00%	14.98	625,867	9,376,218	-4.82%	0.00%
	2010		1.00%	15.74	628,014	9,885,299	27.09%	0.00%
LVIP Templeton Growth RPM Standard Class
	2014	5/15/14	1.00%	9.50	343	3,259	-4.09%	1.59%
LVIP UBS Large Cap Growth RPM Standard Class
	2014		1.00%	9.86	170,364	1,680,068	4.30%	0.00%
	2013		1.00%	9.45	185,036	1,749,509	24.25%	0.00%
	2012		1.00%	7.61	189,037	1,438,489	15.23%	0.00%
	2011		1.00%	6.60	184,661	1,219,460	-6.62%	0.23%
	2010		1.00%	7.07	180,338	1,275,404	10.24%	0.76%
NB AMT Large Cap Value I Class
	2014		1.00%	24.00	218,660	5,247,861	8.76%	0.74%
	2013		1.00%	22.07	236,366	5,215,917	29.83%	1.17%
	2012		1.00%	17.00	245,450	4,171,843	15.44%	0.44%
	2011		1.00%	14.72	252,975	3,724,679	-12.24%	0.00%
	2010		1.00%	16.78	267,771	4,492,443	14.52%	0.67%
NB AMT Mid Cap Growth I Class
	2012		1.00%	9.38	533,921	5,006,418	11.30%	0.00%
	2011		1.00%	8.43	560,984	4,726,314	-0.53%	0.00%
	2010		1.00%	8.47	584,625	4,951,554	27.81%	0.00%
T. Rowe Price International Stock
	2014		1.00%	20.53	345,009	7,084,527	-2.22%	1.04%
	2013		1.00%	21.00	360,500	7,570,875	12.92%	0.85%
	2012		1.00%	18.60	397,048	7,384,468	17.26%	1.29%
	2011		1.00%	15.86	404,815	6,420,681	-13.70%	1.57%
	2010		1.00%	18.38	405,647	7,455,491	13.32%	0.97%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

(3)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(4)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2014:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ABVPSF Global Thematic Growth Class B	$93,618	$141,068
ABVPSF Growth Class B	151,629	85,386
American Century VP Balanced Class I	1,368,510	1,142,321
American Funds Global Growth Class 2	731,286	501,745
American Funds Growth Class 2	1,711,145	2,276,554
American Funds Growth-Income Class 2	1,037,397	888,580
American Funds International Class 2	488,169	985,865
BlackRock Global Allocation V.I. Class I	196,317	135,062
Delaware VIP Diversified Income Standard Class	343,095	155,928
Delaware VIP High Yield Standard Class	409,665	253,041
Delaware VIP REIT Service Class	946,009	1,107,477
Delaware VIP Small Cap Value Service Class	727,772	694,252
Delaware VIP Smid Cap Growth Service Class	979,755	996,047
Deutsche Alternative Asset Allocation VIP Class A	16,748	1,024
Fidelity VIP Asset Manager Initial Class	1,631,573	2,860,302
Fidelity VIP Contrafund Service Class 2	1,043,603	2,035,754
Fidelity VIP Growth Initial Class	1,411,949	6,317,132
Fidelity VIP Money Market Initial Class	61,591	49,154
Janus Aspen Global Research Institutional Class	358,190	920,829
LVIP Baron Growth Opportunities Service Class	676,872	2,426,682
LVIP BlackRock Emerging Markets RPM Standard Class	48,691	23,628
LVIP BlackRock Inflation Protected Bond Standard Class	187,745	100,398
LVIP Clarion Global Real Estate Standard Class	64,761	16,822
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	506,034	50,240
LVIP Delaware Bond Standard Class	338,988	701,354
LVIP Delaware Diversified Floating Rate Service Class	31,793	13,538
LVIP Delaware Foundation Aggressive Allocation Standard Class	68,976	4,870
LVIP Delaware Foundation Conservative Allocation Standard Class	72,585	34,991
LVIP Delaware Foundation Moderate Allocation Standard Class	27,867	54,903
LVIP Delaware Growth and Income Standard Class	375,252	380,932
LVIP Delaware Social Awareness Standard Class	703,097	426,808
LVIP Global Income Standard Class	37,396	35,802
LVIP JPMorgan Mid Cap Value RPM Standard Class	3,620	20
LVIP Managed Risk Profile 2010 Standard Class	126,938	70,370
LVIP Managed Risk Profile 2020 Standard Class	226,910	160,068
LVIP Managed Risk Profile 2030 Standard Class	245,212	129,681
LVIP Managed Risk Profile 2040 Standard Class	270,075	73,833
LVIP Managed Risk Profile 2050 Standard Class	107,070	7,173
LVIP Managed Risk Profile Conservative Standard Class	79,768	59,131
LVIP Managed Risk Profile Growth Standard Class	290,953	191,946
LVIP Managed Risk Profile Moderate Standard Class	222,256	314,130
LVIP Mondrian International Value Standard Class	292,377	458,720
LVIP SSgA Bond Index Standard Class	158,629	97,752
LVIP SSgA Emerging Markets 100 Standard Class	652,656	1,012,163
LVIP SSgA Global Tactical Allocation RPM Standard Class	108,599	63,407

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP SSgA International Index Standard Class	$152,465	$7,000
LVIP SSgA S&P 500 Index Standard Class	3,581,685	8,503,590
LVIP SSgA Small-Cap Index Standard Class	907,850	1,818,771
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	1,156,429	1,378,496
LVIP Templeton Growth RPM Standard Class	3,549	20
LVIP UBS Large Cap Growth RPM Standard Class	105,246	262,134
NB AMT Large Cap Value I Class	244,114	628,087
T. Rowe Price International Stock	398,106	677,212

5. Investments

The following is a summary of investments owned at December 31, 2014:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
ABVPSF Global Thematic Growth Class B	82,249	$21.15	$1,739,571	$1,318,222
ABVPSF Growth Class B	42,564	33.30	1,417,372	871,659
American Century VP Balanced Class I	1,374,594	7.97	10,955,515	9,459,027
American Funds Global Growth Class 2	136,056	27.30	3,714,330	3,067,573
American Funds Growth Class 2	254,099	79.84	20,287,233	14,073,868
American Funds Growth-Income Class 2	151,322	52.41	7,930,771	5,785,008
American Funds International Class 2	316,161	20.29	6,414,904	5,883,070
BlackRock Global Allocation V.I. Class I	45,411	16.23	737,013	746,706
Delaware VIP Diversified Income Standard Class	204,754	10.84	2,219,529	2,181,749
Delaware VIP High Yield Standard Class	283,163	5.67	1,605,532	1,638,233
Delaware VIP REIT Service Class	624,424	15.47	9,659,846	7,645,171
Delaware VIP Small Cap Value Service Class	137,392	40.08	5,506,676	4,287,772
Delaware VIP Smid Cap Growth Service Class	87,693	29.05	2,547,487	2,163,520
Deutsche Alternative Asset Allocation VIP Class A	6,744	13.88	93,609	91,251
Fidelity VIP Asset Manager Initial Class	1,255,146	17.15	21,525,759	19,306,247
Fidelity VIP Contrafund Service Class 2	384,923	36.70	14,126,669	10,003,045
Fidelity VIP Growth Initial Class	814,267	63.48	51,689,644	31,188,725
Fidelity VIP Money Market Initial Class	41,392	1.00	41,392	41,392
Janus Aspen Global Research Institutional Class	200,378	41.45	8,305,684	6,764,715
LVIP Baron Growth Opportunities Service Class	356,076	47.03	16,747,694	10,299,449
LVIP BlackRock Emerging Markets RPM Standard Class	2,320	9.35	21,686	23,668
LVIP BlackRock Inflation Protected Bond Standard Class	41,904	10.35	433,704	455,136
LVIP Clarion Global Real Estate Standard Class	21,800	9.73	212,156	181,615
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	36,906	12.64	466,458	455,748
LVIP Delaware Bond Standard Class	186,898	13.90	2,598,437	2,512,950
LVIP Delaware Diversified Floating Rate Service Class	5,002	10.06	50,303	50,912
LVIP Delaware Foundation Aggressive Allocation Standard Class	10,507	15.93	167,385	151,495
LVIP Delaware Foundation Conservative Allocation Standard Class	44,672	14.90	665,439	653,395
LVIP Delaware Foundation Moderate Allocation Standard Class	6,705	15.63	104,804	102,025
LVIP Delaware Growth and Income Standard Class	84,286	44.35	3,738,241	2,701,810
LVIP Delaware Social Awareness Standard Class	132,305	46.22	6,114,982	4,385,946
LVIP Global Income Standard Class	11,145	11.56	128,789	129,190
LVIP JPMorgan Mid Cap Value RPM Standard Class	238	15.62	3,718	3,600
LVIP Managed Risk Profile 2010 Standard Class	16,831	12.45	209,517	196,236
LVIP Managed Risk Profile 2020 Standard Class	115,401	12.11	1,397,503	1,224,347
LVIP Managed Risk Profile 2030 Standard Class	71,684	12.17	872,682	765,722
LVIP Managed Risk Profile 2040 Standard Class	92,304	11.66	1,075,895	938,523
LVIP Managed Risk Profile 2050 Standard Class	16,241	9.89	160,611	171,638
LVIP Managed Risk Profile Conservative Standard Class	48,943	13.94	682,466	602,641
LVIP Managed Risk Profile Growth Standard Class	273,711	13.47	3,687,984	3,201,861
LVIP Managed Risk Profile Moderate Standard Class	150,972	14.11	2,130,060	1,812,657
LVIP Mondrian International Value Standard Class	162,224	16.94	2,748,405	2,931,573
LVIP SSgA Bond Index Standard Class	32,878	11.43	375,630	376,351
LVIP SSgA Emerging Markets 100 Standard Class	69,145	9.29	642,215	665,462

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSgA Global Tactical Allocation RPM Standard Class	93,505	$11.98	$1,120,093	$1,034,771
LVIP SSgA International Index Standard Class	26,655	8.66	230,753	239,418
LVIP SSgA S&P 500 Index Standard Class	5,298,272	14.65	77,624,986	64,225,052
LVIP SSgA Small-Cap Index Standard Class	656,476	26.99	17,718,296	15,265,647
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	587,079	22.08	12,962,118	8,274,466
LVIP Templeton Growth RPM Standard Class	99	32.85	3,259	3,528
LVIP UBS Large Cap Growth RPM Standard Class	53,994	31.14	1,681,142	1,072,842
NB AMT Large Cap Value I Class	322,148	16.39	5,279,999	4,176,542
T. Rowe Price International Stock	464,717	15.26	7,091,583	5,956,407

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2014, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class B	18,383	(23,866)	(5,483)
ABVPSF Growth Class B	12,077	(7,157)	4,920
American Century VP Balanced Class I	8,406	(28,046)	(19,640)
American Funds Global Growth Class 2	15,473	(21,451)	(5,978)
American Funds Growth Class 2	46,381	(149,664)	(103,283)
American Funds Growth-Income Class 2	33,697	(47,127)	(13,430)
American Funds International Class 2	28,344	(64,617)	(36,273)
BlackRock Global Allocation V.I. Class I	8,626	(9,062)	(436)
Delaware VIP Diversified Income Standard Class	18,075	(8,953)	9,122
Delaware VIP High Yield Standard Class	15,115	(12,848)	2,267
Delaware VIP REIT Service Class	25,700	(32,401)	(6,701)
Delaware VIP Small Cap Value Service Class	11,050	(29,122)	(18,072)
Delaware VIP Smid Cap Growth Service Class	47,217	(62,525)	(15,308)
Deutsche Alternative Asset Allocation VIP Class A	1,140	(61)	1,079
Fidelity VIP Asset Manager Initial Class	9,059	(66,010)	(56,951)
Fidelity VIP Contrafund Service Class 2	35,760	(97,357)	(61,597)
Fidelity VIP Growth Initial Class	22,868	(91,664)	(68,796)
Fidelity VIP Money Market Initial Class	3,431	(2,703)	728
Janus Aspen Global Research Institutional Class	16,085	(48,157)	(32,072)
LVIP Baron Growth Opportunities Service Class	11,931	(45,102)	(33,171)
LVIP BlackRock Emerging Markets RPM Standard Class	4,715	(2,383)	2,332
LVIP BlackRock Inflation Protected Bond Standard Class	19,672	(10,636)	9,036
LVIP Clarion Global Real Estate Standard Class	6,398	(1,859)	4,539
LVIP Columbia Small-Mid Cap Growth RPM Standard Class	50,901	(4,931)	45,970
LVIP Delaware Bond Standard Class	18,681	(43,929)	(25,248)
LVIP Delaware Diversified Floating Rate Service Class	3,139	(1,338)	1,801
LVIP Delaware Foundation Aggressive Allocation Standard Class	3,757	(262)	3,495
LVIP Delaware Foundation Conservative Allocation Standard Class	2,021	(2,158)	(137)
LVIP Delaware Foundation Moderate Allocation Standard Class	1,367	(3,325)	(1,958)
LVIP Delaware Growth and Income Standard Class	9,105	(24,836)	(15,731)
LVIP Delaware Social Awareness Standard Class	14,598	(16,608)	(2,010)
LVIP Global Income Standard Class	3,057	(2,961)	96
LVIP JPMorgan Mid Cap Value RPM Standard Class	355	—	355
LVIP Managed Risk Profile 2010 Standard Class	10,214	(5,624)	4,590
LVIP Managed Risk Profile 2020 Standard Class	16,975	(12,887)	4,088
LVIP Managed Risk Profile 2030 Standard Class	19,228	(10,594)	8,634
LVIP Managed Risk Profile 2040 Standard Class	21,735	(6,201)	15,534
LVIP Managed Risk Profile 2050 Standard Class	7,766	(883)	6,883
LVIP Managed Risk Profile Conservative Standard Class	3,928	(3,571)	357
LVIP Managed Risk Profile Growth Standard Class	16,381	(12,316)	4,065
LVIP Managed Risk Profile Moderate Standard Class	12,472	(19,424)	(6,952)
LVIP Mondrian International Value Standard Class	10,652	(24,594)	(13,942)
LVIP SSgA Bond Index Standard Class	13,103	(8,157)	4,946
LVIP SSgA Emerging Markets 100 Standard Class	43,287	(64,562)	(21,275)

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSgA Global Tactical Allocation RPM Standard Class	6,546	(4,331)	2,215
LVIP SSgA International Index Standard Class	9,477	(449)	9,028
LVIP SSgA S&P 500 Index Standard Class	131,769	(563,795)	(432,026)
LVIP SSgA Small-Cap Index Standard Class	27,700	(120,974)	(93,274)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	24,182	(58,236)	(34,054)
LVIP Templeton Growth RPM Standard Class	343	—	343
LVIP UBS Large Cap Growth RPM Standard Class	12,357	(27,029)	(14,672)
NB AMT Large Cap Value I Class	10,631	(28,337)	(17,706)
T. Rowe Price International Stock	15,617	(31,108)	(15,491)

The change in units outstanding for the year ended December 31, 2013, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ABVPSF Global Thematic Growth Class B	26,340	(36,737)	(10,397)
ABVPSF Growth Class B	16,894	(13,581)	3,313
ABVPSF Growth and Income Class B	8,908	(72,599)	(63,691)
American Century VP Balanced Class I	11,165	(25,478)	(14,313)
American Century VP Inflation Protection Class I	3,744	(65,801)	(62,057)
American Funds Global Growth Class 2	25,797	(25,341)	456
American Funds Growth Class 2	86,253	(156,073)	(69,820)
American Funds Growth-Income Class 2	54,007	(52,178)	1,829
American Funds International Class 2	31,680	(40,113)	(8,433)
BlackRock Global Allocation V.I. Class I	12,162	(7,105)	5,057
Delaware VIP Diversified Income Standard Class	13,127	(33,640)	(20,513)
Delaware VIP High Yield Standard Class	24,737	(36,971)	(12,234)
Delaware VIP REIT Service Class	17,984	(57,762)	(39,778)
Delaware VIP Small Cap Value Service Class	33,837	(36,122)	(2,285)
Delaware VIP Smid Cap Growth Service Class	62,839	(79,007)	(16,168)
Dreyfus Opportunistic Small Cap Initial Class	9,529	(535,236)	(525,707)
Dreyfus Stock Index Initial Class	8,248	(617,342)	(609,094)
Deutsche Alternative Asset Allocation VIP Class A	5,400	(3,680)	1,720
Deutsche Equity 500 Index VIP Class A	5,769	(183,485)	(177,716)
Deutsche Small Cap Index VIP Class A	8,427	(118,040)	(109,613)
Fidelity VIP Asset Manager Initial Class	11,500	(54,341)	(42,841)
Fidelity VIP Contrafund Service Class 2	61,192	(80,022)	(18,830)
Fidelity VIP Equity-Income Initial Class	14,988	(746,603)	(731,615)
Fidelity VIP Growth Initial Class	12,828	(80,244)	(67,416)
Fidelity VIP Money Market Initial Class	2,438	(2,177)	261
Janus Aspen Global Research Institutional Class	16,498	(45,665)	(29,167)
LVIP Baron Growth Opportunities Service Class	23,885	(46,657)	(22,772)
LVIP BlackRock Inflation Protected Bond Standard Class	56,139	(21,493)	34,646
LVIP Clarion Global Real Estate Standard Class	6,986	(4,537)	2,449
LVIP Delaware Bond Standard Class	16,327	(69,275)	(52,948)
LVIP Delaware Diversified Floating Rate Service Class	4,001	(2,002)	1,999
LVIP Delaware Foundation Aggressive Allocation Standard Class	3,137	(1,602)	1,535
LVIP Delaware Foundation Conservative Allocation Standard Class	4,609	(2,321)	2,288
LVIP Delaware Foundation Moderate Allocation Standard Class	6,467	(1,208)	5,259
LVIP Delaware Growth and Income Standard Class	20,770	(27,046)	(6,276)
LVIP Delaware Social Awareness Standard Class	22,135	(47,239)	(25,104)
LVIP Global Income Standard Class	3,086	(13,370)	(10,284)
LVIP Managed Risk Profile 2010 Standard Class	6,476	(339)	6,137
LVIP Managed Risk Profile 2020 Standard Class	37,757	(15,130)	22,627
LVIP Managed Risk Profile 2030 Standard Class	21,487	(17,591)	3,896
LVIP Managed Risk Profile 2040 Standard Class	18,224	(12,890)	5,334
LVIP Managed Risk Profile 2050 Standard Class	5,823	(2,111)	3,712
LVIP Managed Risk Profile Conservative Standard Class	5,399	(22,901)	(17,502)
LVIP Managed Risk Profile Growth Standard Class	17,734	(19,547)	(1,813)
LVIP Managed Risk Profile Moderate Standard Class	17,547	(32,889)	(15,342)
LVIP Mondrian International Value Standard Class	8,964	(27,450)	(18,486)
LVIP SSgA Bond Index Standard Class	20,015	(11,913)	8,102

Lincoln Life & Annuity Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSgA Emerging Markets 100 Standard Class	96,470	(72,603)	23,867
LVIP SSgA Global Tactical Allocation RPM Standard Class	7,542	(10,680)	(3,138)
LVIP SSgA International Index Standard Class	4,739	(563)	4,176
LVIP SSgA S&P 500 Index Standard Class	5,645,573	(294,133)	5,351,440
LVIP SSgA Small-Cap Index Standard Class	1,325,455	(88,075)	1,237,380
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class	27,446	(65,730)	(38,284)
LVIP UBS Large Cap Growth RPM Standard Class	12,120	(16,121)	(4,001)
NB AMT Large Cap Value I Class	18,174	(27,258)	(9,084)
NB AMT Mid Cap Growth I Class	15,240	(549,161)	(533,921)
T. Rowe Price International Stock	20,500	(57,048)	(36,548)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

We have audited the accompanying statements of assets and liabilities of Lincoln Life & Annuity Variable Annuity Account L ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2014, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Variable Annuity Account L at December 31, 2014, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 15, 2015

Lincoln Life & Annuity Variable Annuity Account L
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2014
Statement of Operations - Year ended December 31, 2014
Statements of Changes in Net Assets - Years ended December 31, 2014 and 2013
Notes to Financial Statements - December 31, 2014
Report of Independent Registered Public Accounting Firm
3. Part B
The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:
Balance Sheets - Years ended December 31, 2014 and 2013
Statements of Comprehensive Income (Loss) - Years ended December 31, 2014, 2013 and 2012
Statements of Stockholder’s Equity - Years ended December 31, 2014, 2013 and 2012
Statements of Cash Flows - Years ended December 31, 2014, 2013 and 2012
Notes to Financial Statements - December 31, 2014
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolution of Board of Directors of Lincoln Life & Annuity Company of New York authorizing establishment of the Variable Account incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-10805) filed on August 27, 1996.
(2) Not Applicable.
(3)(a) Principal Underwriting Agreement dated May 1, 2007 incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.
(b) Broker-Dealer Sales Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 30, 1996.
(4)(a) Group Variable Annuity I Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.
(b) Group Variable Annuity II Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.
(c) Group Variable Annuity III Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.
(d) Form of Endorsement to Group Annuity Contract and Certificate incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-10863) filed on May 1, 1998.
(e) Form of Group Annuity Endorsement to Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-10805) filed on April 29, 1999.
(f) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-10805) filed on April 16, 2002.
(g) Section 403(b) Annuity Amendment incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-10805) filed on April 16, 2002.

(h) Qualified Individual Retirement Annuity Rider incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-10805) filed on April 6, 2004.
(i) Section 403(b) Annuity Endorsement (32481-G-12/08) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-43373) filed on April 7, 2009.
(5)(a) Application for Group Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.
(b) Participant Enrollment Form incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-10805) filed on April 14, 2000.
(6) Certificate of Incorporation and By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.
(7) Not Applicable.
(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(b) Fund Participation Agreements and Amendments between Lincoln Life & Annuity Company of New York and:
(i) American Century incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.
(ii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post- Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011
(iii) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(iv) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.
(v) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(vi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.
(vii)(a) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-10805) filed on September 30, 1996. (Fund Participation Agreement)
(b) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-10805) filed on April 16, 2003. (Amendment)
(c) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. (Amendment dated April 2, 2007) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-141755) filed on April 15, 2008.
(d) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. (Amendment No. 4 dated February 9, 2011) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-141755) filed on April 6, 2014.
(e) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. (Amendment No. 5 dated October 10, 2011) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-141755) filed on April 6, 2014.
(f) T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. (Amendment No. 7 dated March 24, 2014) incorporated herein by reference to Post-Effective Amendment No. 15 on Form N-6 (File No. 333-141769) filed on April 2, 2015.
(viii) Alliance Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(ix) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
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(x) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-155333) filed on April 1, 2015.
(xi) Deutsche (fka DWS) Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-141755) filed on April 2, 2007.
(10) (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York
(11) Not Applicable
(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln Life & Annuity Variable Annuity Account L as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.
Name	Positions and Offices with Depositor
Ellen Cooper**	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**	President and Director
George W. Henderson, III Granville Capital 300 N. Greene Street Greensboro, NC 27401	Director
Mark E. Konen**	Executive Vice President and Director
M. Leanne Lachman 870 United Nations, Plaza, #19-E New York, NY 10017	Director
Louis G. Marcoccia Senior Vice President Syracuse University Crouse-Hinds Hall, Suite 620 900 S. Crouse Ave. Syracuse, NY 13244	Director
Douglas N. Miller**	Senior Vice President, Chief Accounting Officer and Controller
Patrick S. Pittard 20 Cates Ridge Atlanta, GA 30327	Director
Robert O. Sheppard*	Assistant Vice President, General Counsel and Secretary
*Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202
**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 28, 2015 there were 21,359 participants in group contracts under Account L.
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Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.
Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
Elizabeth M. O’Brien*	Senior Vice President and Director
Thomas P. O'Neill*	Senior Vice President, Chief Operating Officer and Director
Nancy A. Smith*	Secretary
Ronald W. Turpin***	Vice President and Chief Financial Officer
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
***Principal Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802
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(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company (“Lincoln Life”), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258, to provide accounting services for the VAA.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.
(d) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.
SIGNATURES
(a)	As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 15th day of April, 2015.

Lincoln Life & Annuity Variable Annuity Account L (Registrant) Group Variable Annuity I, II & III
By:	/s/John D. Weber John D. Weber Vice President, Lincoln Life & Annuity Company of New York (Title)
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (Depositor)
By:	/s/Eric S. Levy Stephen R. Turer Senior Vice President, Lincoln Life & Annuity Company of New York (Title)
(b)	As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 15, 2015.

B-5

Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director (Principal Financial Officer)
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* George W. Henderson, III	Director
* Mark E. Konen	Executive Vice President and Director
* M. Leanne Lachman	Director
* Louis G. Marcoccia	Director
* Patrick S. Pittard	Director
*By: /s/ John D. Weber John D. Weber	Pursuant to a Power of Attorney
B-6